[Logo] CDC NVEST FUNDS(SM)
       CDC IXIS Asset Management Distributors

CDC NVEST STAR VALUE FUND

CDC NVEST STAR SMALL CAP FUND

CDC NVEST STAR ADVISERS FUND

CDC NVEST STAR WORLDWIDE FUND

WHERE THE BEST MINDS MEET(R)

SEMIANNUAL REPORT
JUNE 30, 2001

RISKS OF THE CDC NVEST STAR FUNDS

Any mutual fund investment involves risk. The following notes describe the risks of each of the CDC Nvest funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC NVEST STAR VALUE FUND may invest in foreign securities that have special risks, including political, regulatory and currency risks. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions.

CDC NVEST STAR SMALL CAP FUND invests in small-cap and emerging-growth companies that are more volatile than the overall market. The fund may also invest in foreign and emerging market securities that have special risks; lower rated bonds that offer higher yields in return for more risk; real estate investment trusts (REITs) that change in price with underlying real estate values and have other mortgage-related risks; and derivative securities whose value is based on other securities or indices that may have significant risk, impact the fund's performance and may increase your tax liability. Frequent portfolio turnover may increase your risk of greater tax liability and lower your total return.

CDC NVEST STAR ADVISERS FUND invests in foreign and emerging market securities that have special risks; small-cap and emerging-growth companies that are more volatile than the overall market; lower rated bonds that offer higher yields in return for more risk; real estate investment trusts (REITs) that change in price with underlying real estate values and have other mortgage-related risks; derivative securities whose value is based on other securities or indices; and initial public offerings (IPOs) that may have significant risk, impact the fund's performance and may increase your tax liability. Frequent portfolio turnover may increase your risk of greater tax liability and lower your total return.

CDC NVEST STAR WORLDWIDE FUND invests in foreign and emerging market securities that have special risks. These may include political, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The fund may invest in small-cap companies that are more volatile than the overall market; lower rated bonds that offer higher yields in return for more risk and price fluctuations; real estate investment trusts (REITs) that change in price with underlying real estate values and have other mortgage-related risks. The fund may also invest in derivative securities whose value is based on other securities or indices; such investments may have significant risk and may impact the fund's performance and increase tax liability.

-------------------------------------------------------------------------------
NOT FDIC INSURED                  MAY LOSE VALUE              NO BANK GUARANTEE
-------------------------------------------------------------------------------
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                               TABLE OF CONTENTS
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SEMIANNUAL REPORT JUNE 30, 2001

President's Letter ......................................................    i
Economic Update .........................................................    1
Portfolio Managers' Commentary and Performance
  CDC Nvest Star Value Fund .............................................    2
  CDC Nvest Star Small Cap Fund .........................................    4
  CDC Nvest Star Advisers Fund ..........................................    6
  CDC Nvest Star Worldwide Fund .........................................    8
Schedules of Investments
  CDC Nvest Star Value Fund .............................................   11
  CDC Nvest Star Small Cap Fund .........................................   14
  CDC Nvest Star Advisers Fund ..........................................   18
  CDC Nvest Star Worldwide Fund .........................................   22
Statements of Assets and Liabilities ....................................   26
Statements of Operations ................................................   27
Statements of Changes in Net Assets .....................................   28
Financial Highlights ....................................................   30
Notes to Financial Statements ...........................................   34
Additional Information ..................................................   42

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                               PRESIDENT'S LETTER
-------------------------------------------------------------------------------

                                                                    AUGUST 2001
-------------------------------------------------------------------------------

[Photo of John T. Hailer]

John T. Hailer
President and Trustee
CDC Nvest Funds

Dear Shareholder:
As a multi-manager fund group that draws its investment talent from a diverse pool of investment managers, CDC Nvest Funds recently conducted a survey of our portfolio managers. The survey illustrated something we've been saying all along: the Best Minds we draw on to manage our funds don't always think alike. When we surveyed 29 mutual fund managers and teams at 10 different firms, we learned they held diverging views on everything from leading industry sectors to inflation estimates for the second half of 2001.

Current market conditions have erased obvious trends and standard predictions, showing more clearly the extent to which investment managers' views can differ. Ever since the year 2000 brought an end to the longest economic expansion in peacetime history, investors have been re-learning an old, time-tested lesson: asset allocation is one of the best ways to build for your future. Jumping from fund to fund chasing yesterday's winners doesn't work.

For example, during the six months ended June 30, 2001, only small-cap value indices showed gains on the equity side. Aggressive growth stocks - the big winners in 1999 - continued to slump. Meanwhile, high-yield bond prices enjoyed a strong recovery early in the year, only to decline again in June. What's next? In our survey, the consensus of the managers who participated believe the stock market will show modest gains for the second half of 2001, but they were evenly split over whether the technology sector would lag or outperform the market for the balance of the year.

What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security. If you've ever wondered how the performance of other funds in our lineup compared to your fund's results, the new format we are introducing with this series of shareholder reports may help. By grouping comparable funds in a single book, we've made it easier for you to view a "snapshot" of each fund manager's strategies and investments.

Everyone needs a portfolio tailored to his or her unique needs and characteristics - one with the right combination of stocks seeking growth or value from large-, mid- and small-cap companies; corporate, government and municipal bonds; domestic and international portfolios; and such basics as money market funds. Our new format not only enables us to reduce fund expenses; it's designed to help you and your financial adviser review your asset allocation plan and determine any adjustments you may need to make. This information and more is also available on our website, www.cdcnvestfunds.com.

As part of a large, multi-national financial firm - CDC IXIS Asset Management - we have new resources and access to more Best Minds, and we are working on more new products and services aimed at helping you and your financial adviser build a diversified, all-market portfolio. As an affiliate of one of the 25 largest investment management firms in the world, with nearly $286 billion* in assets under management, we hope you share our confidence for the future.

    Sincerely yours,

/s/ John T. Hailer


*As of June 30, 2001.

[callout]
"What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security."

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                                ECONOMIC UPDATE
-------------------------------------------------------------------------------

                                                                    AUGUST 2001
-------------------------------------------------------------------------------

While U.S. manufacturers retrench and unemployment creeps higher, consumers are pushing slowly ahead. Leading economic indicators have turned modestly positive, led by resilient consumers whose confidence in their business and job prospects moved up in May and again in June, according to the Conference Board. Consumer confidence is viewed as a key indicator because spending by individuals accounts for about two-thirds of U.S. economic output. Homebuilding has been another area of persistent strength despite mortgage rates that have remained relatively high.

Corporate retrenchment is the result of slumping profits, which also depress stock prices. Damage to earnings has been greatest in technology, where swollen inventories have only now begun to shrink, and in telecommunications, where overbuilding has left much costly new capacity idle.

Meanwhile, international trade has been weak because the U.S. economy is the world's best customer. Much of what we buy - or don't buy - is produced abroad. Global markets turned in mixed results overall.

LOWER RATES ARE STARTING TO MAKE AN IMPACT

After six closely spaced interest-rate cuts in the first six months of 2001, the Federal Reserve Board has brought down the Discount Rate by 2.75% since January, in a series of moves that reversed its direction during the first half of 2000. (The Discount Rate - the only rate the Board controls directly - is the interest rate the Fed charges banks on short-term loans.)

Investors reacted to lower rates by putting money to work in stocks and bonds. Cash reserves currently barely earn enough to offset underlying inflation, now around 3.6%. Low interest rates also encourage business investment.

After dropping sharply in February and March, most stock market indices began a steep climb in April, only to sag in June and close the period at or below their levels at the beginning of the year. While no one can state definitively that the low point is behind us, encouraging signs include increased investor participation as stock prices were rising.

A further impact of lower rates has been to reduce yields on short-term Treasury bills. Longer-term Treasuries fell in price and their yields moved higher, implying higher rates to come if economic growth resumes. Municipal bonds performed well as higher tax revenues strengthened the finances of many of the nation's cities and towns. On the other hand, high-yield bonds were volatile and offered mixed results.

LOOKING AHEAD

Except for energy and utility companies, second-quarter corporate earnings were largely disappointing and third quarter earnings may be weak as well. Nevertheless, investors have driven up stock prices in the heavy industry, basic materials and retail sectors, all of which should benefit from a rebounding economy.

Uncertainties surrounding the current economic situation are considerable. This summer's tax rebates, together with lower interest rates and falling energy costs, may stimulate consumer spending. In the past, market rallies often have followed tax cuts.

In summary, interest rates are lower, inflation is moderate and taxes are coming down. This may be the right mix of ingredients for renewed economic growth late this year or early next.

               FEDERAL RESERVE BOARD'S CHANGES IN INTEREST RATES
                 DISCOUNT RATE: 2000 THROUGH FIRST HALF OF 2001

                    12/31/99               5.00%
                     1/31/00               5.00%
                     2/29/00               5.25%
                     3/31/00               5.50%
                     4/30/00               5.50%
                     5/31/00               6.00%
                     6/30/00               6.00%
                     7/31/00               6.00%
                     8/31/00               6.00%
                     9/30/00               6.00%
                    10/31/00               6.00%
                    11/30/00               6.00%
                    12/31/00               6.00%
                     1/31/01               5.00%
                     2/28/01               5.00%
                     3/31/01               4.50%
                     4/30/01               4.00%
                     5/31/01               4.00%
                     6/30/01               3.75%

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                           CDC NVEST STAR VALUE FUND
-------------------------------------------------------------------------------

                                                            PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

For the six months ended June 30, 2001, CDC Nvest Star Value Fund's total return was 3.95% based on the net asset value of Class A shares. The fund's benchmark, the Russell 1000 Value Index, returned -1.26% for the same period, and the return on the Morningstar Large Value Fund Average was -0.89%.

Each of your fund's four portfolios has a separate manager with a distinctive style. The common denominator is a search for value. The Harris/Oakmark portfolio concentrates on mid- and large-sized companies priced at a deep discount. The Loomis Sayles portfolio focuses on under-valued, large-cap stocks with strong earnings prospects, while the Vaughan, Nelson, Scarborough and McCullough (VNSM) portfolio seeks stocks selling at a low price relative to their dividend yield. The Westpeak segment invests in both value and growth stocks.

VALUE STOCKS LED THE MARKET SO FAR THIS YEAR

During the past six months, investors generally by-passed growth stocks - once so highly prized - searching instead for value stocks, which tend to be more conservative investments. However, the relatively good performance of value stocks was not spread evenly among all economic sectors. Technology, healthcare and financial services stocks were weak, while consumer staples - including food, beverage and personal care products - performed relatively well. Consumer cyclicals - companies whose profits are highly sensitive to changes in economic activity - were also relatively strong.

The Harris/Oakmark portfolio contributed the most to performance during the period because it emphasizes stocks selling at less than 60% of the underlying company's intrinsic value. Harris/Oakmark made relatively few changes to the portfolio in the past six months. Consumer discretionary companies - retailers, casinos and small airlines - made up the portfolio's largest position (42% of assets). Technology stocks accounted for about 13% of assets, with approximately 12% in financial services.

The Loomis Sayles segment focused on mid- and large-cap stocks with below-average valuations and above-average earnings prospects. The portfolio's financial stocks, which accounted for nearly 30% of assets, were disappointing, as were its communications services stocks (13% of assets) during the past six months. However, stock selection in the volatile tech-nology sector was successful and performance in the consumer cyclical area was strong.

VNSM reduced financial services stocks to 10% of assets at the end of June, from 25% at the beginning of the year and invested the proceeds in companies that provide discretionary consumer goods and services, which tend to perform well during economic recoveries. The electric utility companies VNSM selected proved disappointing because the industry as a whole was affected by the energy crisis in California. However, the stocks of large, established technology companies VNSM selected had a positive impact on the portfolio.

Westpeak favored large-cap stocks in the healthcare, financial services and technology sectors. While many of the portfolio's healthcare and financial services stocks lagged the market, some of the technology leaders in the portfolio were positive. In spite of this, the market's bias against large-cap stocks during the period was so strong that the Westpeak portfolio held back the fund's overall return.

VALUE INVESTMENTS SHOULD CONTINUE TO DO WELL

Over the next several months, we believe economic growth and corporate profits will remain weak. This is likely to continue the market's bias toward value, which is generally regarded as a more conservative investment style than growth. The search for value often leads investors to companies in more traditional areas of the economy, and stock performance may be less volatile in uncertain economic and investment climates. We believe that value stocks will continue to reward investors over time.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in value-oriented equity securities
--------------------------------------------------------------------------------

INCEPTION DATE:
June 5, 1970
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Vaughan, Nelson, Scarborough & McCullough, L.P.
Westpeak Investment Advisors, L.P.
--------------------------------------------------------------------------------

SYMBOLS:
Class A                 NEFVX
Class B                 NEVBX
Class C                 NECVX
Class Y                 NEVYX
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:(JUNE 30, 2001)
Class A                 $7.90
Class B                  7.47
Class C                  7.47
Class Y                  7.93

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                           CDC NVEST STAR VALUE FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Star Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                           JUNE 1991 THROUGH JUNE 2001

                NET ASSET              MAXIMUM               RUSSELL 1000
                 VALUE(1)          SALES CHARGE(2)             VALUE(4)

   6/30/91        10000                 9425                    10000
                  10325                 9731                    10419
                  10387                 9790                    10609
                  10155                 9571                    10530
                  10232                 9644                    10705
                   9598                 9046                    10156
                  10704                10089                    11007
                  11104                10466                    11024
                  11536                10873                    11295
                  11408                10752                    11131
                  11712                11039                    11610
                  11696                11024                    11669
   6/30/92        11424                10767                    11596
                  11792                11114                    12044
                  11312                10662                    11675
                  11488                10828                    11836
                  11520                10858                    11847
                  12144                11446                    12236
                  12484                11766                    12527
                  12758                12025                    12890
                  12844                12105                    13344
                  13110                12356                    13737
                  12886                12145                    13562
                  13247                12485                    13834
   6/30/93        13281                12518                    14140
                  13213                12453                    14298
                  13728                12939                    14815
                  13780                12987                    14838
                  13969                13165                    14828
                  13969                13165                    14522
                  14605                13765                    14798
                  15328                14447                    15358
                  14920                14062                    14832
                  14048                13240                    14281
                  14345                13520                    14555
                  14493                13660                    14722
   6/30/94        14182                13366                    14369
                  14684                13839                    14816
                  15316                14435                    15241
                  14684                13839                    14735
                  14776                13927                    14940
                  14126                13314                    14336
                  14401                13573                    14501
                  14441                13610                    14948
                  14995                14133                    15538
                  15550                14656                    15878
                  16124                15197                    16380
                  16798                15832                    17070
   6/30/95        17135                16149                    17300
                  17689                16672                    17902
                  17689                16672                    18155
                  18229                17181                    18812
                  17785                16762                    18626
                  18759                17680                    19570
                  19055                17959                    20061
                  19706                18573                    20687
                  19966                18818                    20844
                  20031                18880                    21199
                  20270                19105                    21279
                  20617                19432                    21545
   6/30/96        20617                19432                    21563
                  19944                18798                    20747
                  20530                19350                    21341
                  21694                20447                    22190
                  22366                21080                    23049
                  24118                22731                    24720
                  24068                22684                    24404
                  24669                23251                    25587
                  24945                23511                    25963
                  23993                22613                    25029
                  24444                23038                    26080
                  25823                24338                    27538
   6/30/97        27176                25614                    28719
                  29232                27551                    30879
                  28104                26488                    29779
                  29292                27607                    31578
                  28030                26418                    30697
                  28688                27039                    32054
                  29109                27435                    32990
                  29052                27381                    32521
                  31004                29221                    34710
                  32238                30384                    36834
                  32209                30357                    37081
                  31291                29492                    36532
   6/30/98        31262                29465                    37000
                  30200                28463                    36349
                  25090                23647                    30940
                  26521                24996                    32716
                  28747                27094                    35252
                  30240                28502                    36894
                  31167                29375                    38149
                  30362                28617                    38454
                  29815                28101                    37912
                  29944                28222                    38696
                  32262                30407                    42311
                  31972                30134                    41845
   6/30/99        32809                30923                    43059
                  31328                29527                    41797
                  29976                28252                    40246
                  28247                26623                    38838
                  29628                27925                    41075
                  29201                27522                    40754
                  29010                27342                    40950
                  28114                26498                    39615
                  25700                24222                    36672
                  28348                26718                    41146
                  28270                26645                    40668
                  28114                26498                    41095
   6/30/00        27452                25874                    39217
                  27530                25947                    39708
                  29208                27529                    41915
                  28702                27051                    42301
                  29481                27785                    43342
                  28546                26905                    41734
                  29597                27896                    43824
                  30532                28777                    43991
                  29714                28006                    42768
                  28702                27051                    41258
                  30493                28740                    43280
                  31311                29511                    44254
   6/30/01        30766                28997                    43271

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                                   AVERAGE ANNUAL TOTAL RETURNS-- JUNE 30, 2001
-------------------------------------------------------------------------------
CLASS A (Inception 6/5/70)         6 MONTHS   1 YEAR   5 YEARS      10 YEARS
Net Asset Value(1)                   3.95%     12.07%   8.34%        11.89%
With Maximum Sales Charge(2)        -1.99       5.63    7.06         11.22
-------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)        6 MONTHS   1 YEAR   5 YEARS   SINCE INCEPTION
Net Asset Value(1)                   3.46%     11.18%   7.50%        10.10%
With CDSC(3)                        -1.54       6.18    7.26         10.10
-------------------------------------------------------------------------------

CLASS C (Inception 12/30/94)       6 MONTHS   1 YEAR   5 YEARS   SINCE INCEPTION
Net Asset Value(1)                   3.46%     11.18%   7.51%        11.52%
With CDSC(3)                         1.48       9.04    7.31         11.36
-------------------------------------------------------------------------------

CLASS Y (Inception 3/31/94)        6 MONTHS   1 YEAR   5 YEARS   SINCE INCEPTION
Net Asset Value(1)                   4.20      12.66%   8.70%        11.71%
-------------------------------------------------------------------------------

                                                                                      SINCE       SINCE         SINCE
                                                                                      FUND'S      FUND'S       FUND'S
                                                                                      CLASS B     CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                6 MONTHS   1 YEAR    5 YEARS     10 YEARS      INCEPT.     INCEPT.      INCEPT.
Russell 1000 Value(4)                   -1.26%    10.33%    14.95%       15.75%       14.81%       18.32%      16.53%
Morningstar Large Value Fund Avg.(5)    -0.89      7.95     12.07        13.57        13.19        15.66       14.36
Lipper Multi-Cap Value Funds Avg.(6)     1.36     11.37     12.76        14.23        13.73        15.83       14.65

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000, selected for their value orientation. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Value Funds Average is the average performance without sales charges at net asset value of mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

[sidebar]
                                                                PORTFOLIO FACTS
-------------------------------------------------------------------------------

                                       % OF NET ASSETS AS OF
FUND COMPOSITION                        6/30/01    12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                            97.5        98.8
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER          2.5         1.2
-------------------------------------------------------------------------------

                                       % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                    6/30/01    12/31/00
-------------------------------------------------------------------------------
EXXON MOBIL CORP.                         3.7         3.6
-------------------------------------------------------------------------------
CITIGROUP, INC.                           2.7         3.2
-------------------------------------------------------------------------------
ELECTRONIC DATA SYSTEMS CORP.             2.6         2.1
-------------------------------------------------------------------------------
CENDANT CORP.                             2.4         1.2
-------------------------------------------------------------------------------
TOYS R US                                 2.1         2.1
-------------------------------------------------------------------------------
TRICON GLOBAL RESTAURANTS, INC.           2.1         1.6
-------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                   2.1         1.7
-------------------------------------------------------------------------------
EQUIFAX, INC.                             1.9         1.6
-------------------------------------------------------------------------------
VERIZON COMMUNICATIONS, INC.              1.9         0.7
-------------------------------------------------------------------------------
MATTEL, INC.                              1.8         1.6

                                       % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                 6/30/01    12/31/00
-------------------------------------------------------------------------------
FINANCIAL SERVICES                       9.5          6.1
-------------------------------------------------------------------------------
TELECOMMUNICATIONS                       7.8          5.9
-------------------------------------------------------------------------------
INSURANCE                                5.7          5.9
-------------------------------------------------------------------------------
ENERGY RESERVES                          5.2          0.1
-------------------------------------------------------------------------------
BUSINESS SERVICES                        3.9           --

Portfolio holdings and asset allocations will vary.

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                         CDC NVEST STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                                           PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

For the six months ended June 30, 2001, Class A shares of CDC Nvest Star Small Cap Fund had a total return of -4.48% at net asset value. The fund's benchmark, the Russell 2000 Index, returned 6.94% for the same period, while the return on the Morningstar Small Cap Growth Fund Average was -3.27%.

Each of CDC Nvest Star Small Cap Fund's four small-cap portfolios is managed by a separate management company. Harris/Oakmark emphasizes value stocks. Loomis Sayles, Montgomery Asset Management, and RS Investment Management use various approaches to identifying companies that have the potential to grow rapidly.

SMALL-CAP VALUE STOCKS WERE MARKET LEADERS

Small-cap stocks outperformed large-cap stocks during the first half of 2001, and small-cap value stocks outperformed growth stocks.

Because the Harris/Oakmark portfolio looks for value, it's portfolio performed best so far this year. Although the firm selects stocks on a case-by-case basis, holdings tended to cluster in three industries: technology, financial services and consumer cyclical stocks. While the technology stocks in the portfolio lagged, the financial services and consumer cyclical com-panies were relatively strong performers.

As the fund's most aggressive portfolio, the Loomis Sayles segment seeks young, rapidly growing companies that dominate niches within their industries or exhibit dynamic earnings growth. During the period, the managers increased technology stocks to 36% of assets, from 29% at the end of December, and trimmed healthcare to 20% from 27%. Both of these sectors performed poorly. Consumer discretionary stocks - retailers, restaurants and automotive-related businesses - performed well during the first half of 2001, but aggressive growth stocks in general were out of favor, so this segment held the fund back.

Montgomery Asset Management seeks growth at a reasonable price. During the period, the managers sold some disappointing technology stocks and added holdings in healthcare, financial services and consumer discretionary products. While the healthcare and financial services stocks generated relatively flat returns, the consumer discretionary stocks, which included a number of retail companies, performed well.

RS Investment Management seeks small companies with catalysts that may spur growth, such as new products, new management and new markets. At 23% of assets, consumer discretionary stocks accounted for the largest sector allocation and provided the best returns. About 21% of the portfolio was invested in technology, and about 20% was committed to healthcare stocks, including biotechnology companies. Neither of these sectors did well during this period.

OUTLOOK FOR SMALL-CAP STOCKS IS POSITIVE

Small-cap stocks may be returning to popularity with investors. If history is any judge, this segment of the market tends to do well during periods of declining interest rates because lower rates make it easier for young companies with limited budgets to raise capital to finance expansion - a key issue for companies in the early stages of growth. The success of small companies is also tied more closely to the domestic economy because they are less likely to be dependent on international markets than larger companies. If the Fed's program of cutting interest rates succeeds in stimulating the U.S. economy within the next six to twelve months, smaller companies may be among the first beneficiaries. Historically, small-cap stocks have outperformed large-cap companies over the long term.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks capital appreciation
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in equity securities of small-capitalization companies
--------------------------------------------------------------------------------

INCEPTION DATE:
December 31, 1996
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Montgomery Asset Management, LLC
RS Investment Management, L.P.
--------------------------------------------------------------------------------

SYMBOLS:
Class A                 NEFJX
Class B                 NEJBX
Class C                 NEJCX
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:(JUNE 30, 2001)
Class A                $15.77
Class B                 15.09
Class C                 15.09

-------------------------------------------------------------------------------
                         CDC NVEST STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Small Cap Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                  DECEMBER 1996 (INCEPTION) THROUGH JUNE 2001

                NET ASSET              MAXIMUM               RUSSELL 2000
                 VALUE(1)          SALES CHARGE(2)             INDEX(4)

  12/31/96        10000                  9425                   10000
                  10192                  9606                   10200
                   9920                  9350                    9952
                   9352                  8814                    9482
                   9264                  8731                    9509
                  10448                  9847                   10566
   6/30/97        11040                 10405                   11020
                  11784                 11106                   11532
                  12104                 11408                   11796
                  13160                 12403                   12660
                  12672                 11943                   12104
                  12376                 11664                   12025
                  12697                 11967                   12236
                  12342                 11632                   12042
                  13349                 12582                   12932
                  14126                 13314                   13465
                  13994                 13189                   13539
                  13135                 12379                   12809
   6/30/98        13341                 12574                   12836
                  12300                 11593                   11798
                   9624                  9070                    9507
                  10293                  9701                   10251
                  10748                 10130                   10669
                  11758                 11082                   11228
                  12958                 12212                   11923
                  13231                 12470                   12082
                  12122                 11425                   11103
                  12957                 12212                   11277
                  13934                 13133                   12287
                  13818                 13023                   12466
   6/30/99        14968                 14107                   13030
                  14786                 13936                   12673
                  14654                 13811                   12204
                  15060                 14194                   12206
                  16201                 15270                   12255
                  18064                 17025                   12987
                  21428                 20196                   14457
                  21401                 20171                   14224
                  26680                 25146                   16573
                  25665                 24189                   15480
                  22655                 21352                   14548
                  20816                 19619                   13700
   6/30/00        22509                 21215                   14895
                  20926                 19723                   14415
                  23526                 22174                   15515
                  22775                 21466                   15059
                  20859                 19659                   14387
                  17222                 16232                   12910
                  18810                 17729                   14019
                  19631                 18502                   14749
                  17101                 16118                   13782
                  15472                 14582                   13108
                  17021                 16043                   14133
                  17375                 16376                   14480
   6/30/01        17978                 16945                   14993

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------


CLASS A (Inception 12/31/96)            6 MONTHS       1 YEAR    SINCE INCEPTION
Net Asset Value(1)                       -4.48%        -20.18%       13.92%
With Maximum Sales Charge(2)             -9.99         -24.76        12.44
--------------------------------------------------------------------------------

CLASS B (Inception 12/31/96)            6 MONTHS       1 YEAR    SINCE INCEPTION
Net Asset Value(1)                       -4.85%        -20.76%       13.07%
With CDSC(3)                             -9.61         -23.92        12.78
--------------------------------------------------------------------------------

CLASS C (Inception 12/31/96)            6 MONTHS       1 YEAR    SINCE INCEPTION
Net Asset Value(1)                       -4.85%        -20.76%       13.07%
With CDSC(3)                             -6.75         -22.17        12.81
--------------------------------------------------------------------------------

                                                                   SINCE FUND'S
                                                                   CLASS A, B,C
COMPARATIVE PERFORMANCE                 6 MONTHS       1 YEAR       INCEPTION
Russell 2000 Index(4)                     6.94%          0.66%        9.42%
Morningstar Small Cap Growth Fund
  Average(5)                             -3.27         -16.05        13.82
Lipper Small Cap Growth Funds
  Average(6)                             -4.80         -18.99        11.15

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 2000 Index is an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. You may not invest directly in an index.

(5) Morningstar Small Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Small Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

[sidebar]
                                                                PORTFOLIO FACTS
-------------------------------------------------------------------------------

                                              % OF NET ASSETS AS OF
FUND COMPOSITION                              6/30/01     12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                  95.3         95.1
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                4.7          4.9

                                              % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                          6/30/01     12/31/00
-------------------------------------------------------------------------------
GOLDEN STATE BANCORP, INC.                      1.4          1.9
-------------------------------------------------------------------------------
CHECKPOINT SYSTEMS, INC.                        1.1          0.3
-------------------------------------------------------------------------------
RALCORP HOLDINGS, INC.                          1.0          0.7
-------------------------------------------------------------------------------
MSC SORTWARE CORP.                              0.9          0.3
-------------------------------------------------------------------------------
FIRST HEALTH GROUP CORP.                        0.9          1.2
-------------------------------------------------------------------------------
ITT EDUCATIONAL SERVICES, INC.                  0.9          1.3
-------------------------------------------------------------------------------
PMI GROUP, INC.                                 0.9          0.8
-------------------------------------------------------------------------------
CATELLUS DEVELOPMENT CORP.                      0.9          0.8
-------------------------------------------------------------------------------
VIEWPOINT CORP.                                 0.8          0.4
-------------------------------------------------------------------------------
MARKEL CORP.                                    0.8          --

                                              % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                       6/30/01     12/31/00
-------------------------------------------------------------------------------
DRUGS & HEALTHCARE                             15.3       10.0
-------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT                  9.1        4.3
-------------------------------------------------------------------------------
RETAIL                                          5.3        4.6
-------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES                    5.3        8.7
-------------------------------------------------------------------------------
BANKS & THRIFTS                                 4.8        6.2

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                         CDC NVEST STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                                           PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

For the six months ended June 30, 2001, CDC Nvest Star Advisers Fund's Class A shares had a total return of -5.77% based on net asset value, including reinvestment of a distribution of $0.01 per share. During the same period, the Wilshire 4500 Index returned -4.00%, and the Standard & Poor's 500 returned -6.70%. The Wilshire 4500 Index, the fund's new benchmark, includes both mid- and small-cap stocks, making it a better yardstick for the fund. The Morningstar Large Cap Growth Fund Average returned -15.75% for the period.

The fund's four portfolios are managed by three firms: mid- and large-cap value stocks by Harris/Oakmark; small cap value stocks, Loomis Sayles; mid-cap growth stocks, assumed by Loomis Sayles during the reporting period; and large-cap growth stocks, Kobrick. Effective July 1, 2001, the Kobrick portfolio will be managed by Mercury Advisors.

SMALL-CAP VALUE STOCKS WERE MARKET LEADERS

A sluggish economy and weak corporate profits created an uncertain environment
- one in which most stocks struggled, although there were pockets of strength. Value stocks outperformed growth stocks, and small-cap and mid-cap stocks bested large-caps.

The Harris/Oakmark portfolio's concentration on value stocks contributed the most to performance, benefiting from a 33% allocation to consumer cyclical stocks, which tend to do well during economic recoveries. A 27% commitment to consumer staples, whose demand for products tends to remain constant regardless of the economic environment, also aided performance. During the period, the portfolio raised its technology weighting from 5% to 10% of assets, but these stocks underperformed.

Because small-cap value stocks made some of the strongest gains over the period, the Loomis Sayles small-cap value portfolio performed well for the fund. The portfolio's largest position was a 25% investment in financial-services stocks, a portion of which was allocated to Real Estate Investment Trusts (REITS), one of the best performing sectors. At 10% of assets, the portfolio's technology stocks also boosted performance. Since demand for consumer discretionary products reflects changes in the economy, these companies (20% of assets) were also positive for the fund's overall return.

The Loomis Sayles mid-cap growth portfolio emphasizes companies that have the potential for rapid earnings growth. Leading-edge technology and healthcare companies accounted for a large portion of assets, including biotechnology firms, which were out of favor and among the most volatile stocks in the market. These two sectors detracted from performance. Consumer discretionary stocks (at 11% of assets) did well in the Loomis Sayles portfolio.

The Kobrick portfolio's emphasis on large-cap growth stocks detracted from the fund's performance, as growth stocks trailed other types of stocks. During the period, the managers trimmed the fund's technology, healthcare and financial-services holdings and increased its position in consumer cyclical stocks from 6% to 26% of assets.

NEAR-TERM, STOCKS ARE LIKELY TO TRADE WITHIN A NARROW RANGE

Because forecasts for economic growth are weak, it may take several months before the stock market can sustain a recovery. Until then, it is likely that the broad market will trade within a narrow range, making relatively strong gains for a short time and then falling back to lower levels. While this may be frustrating for investors, it is important to keep in mind that even in lackluster markets, certain sectors and individual stocks perform well. The Star multi-manager approach may be beneficial in this type of environment because each investment manager uses a different investment style and focuses on different companies. As a result, CDC Nvest Star Advisers Fund is exposed to wide-ranging areas of the equity market.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in a wide variety of equity securities
--------------------------------------------------------------------------------

INCEPTION DATE:
July 7, 1994
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Kobrick Funds LLC
Loomis, Sayles & Company, L.P
--------------------------------------------------------------------------------

SYMBOLS:
Class A                 NEFSX
Class B                 NESBX
Class C                 NECCX
Class Y                 NESYX
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:(JUNE 30, 2001)
Class A                $16.53
Class B                 15.28
Class C                 15.29
Class Y                 17.10
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         CDC NVEST STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Advisers Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                    JULY 1994 (INCEPTION) THROUGH JUNE 2001

             NET ASSET     MAXIMUM                                     WILSHIRE
              VALUE(1)  SALES CHARGE(2)   S&P 400(4)      S&P 500(5)    4500(6)
    7/7/94    10000           9425          10000           10000          10000
              10120           9538          10226           10228          10270
              10600           9990          10762           10644          10760
              10656          10043          10561           10388          10687
              10960          10330          10676           10626          10733
              10576           9968          10194           10236          10299
              10638          10026          10288           10385          10420
              10622          10011          10395           10655          10521
              10959          10329          10940           11069          10968
              11240          10594          11130           11396          11209
              11425          10768          11354           11728          11354
              11690          11018          11627           12191          11607
   6/30/95    12252          11547          12101           12478          12166
              13143          12387          12732           12893          12882
              13416          12644          12968           12928          13182
              13833          13038          13282           13470          13539
              13505          12728          12940           13422          13176
              14094          13284          13506           14013          13736
              14293          13471          13472           14272          13909
              14455          13623          13667           14763          14053
              15017          14153          14132           14905          14509
              15272          14394          14302           15048          14731
              16090          15165          14738           15269          15416
              16592          15638          14937           15663          15902
   6/30/96    16098          15173          14713           15727          15403
              14863          14009          13717           15027          14246
              15587          14691          14508           15346          15015
              16454          15508          15141           16209          15731
              16317          15379          15185           16653          15498
              17124          16139          16040           17917          16152
              17006          16028          16057           17565          16298
              17764          16742          16659           18656          16824
              17174          16187          16523           18807          16469
              16454          15508          15819           18025          15610
              16772          15807          16229           19101          15649
              18034          16997          17647           20274          17206
   6/30/97    18773          17694          18143           21178          18021
              20279          19113          19939           22860          19261
              19699          18567          19915           21589          19436
              20653          19466          21060           22772          20783
              19985          18836          20144           22011          19991
              20139          18981          20442           23030          19997
              20435          19260          21235           23426          20487
              20525          19345          20832           23686          20194
              22032          20765          22559           25394          21739
              22954          21635          23576           26694          22863
              23213          21878          24005           26964          23154
              22572          21274          22925           26500          22072
   6/30/98    23292          21953          23069           27576          22417
              22595          21296          22174           27284          21146
              18850          17766          18048           23339          17048
              20219          19057          19733           24835          18278
              21461          20227          21498           26854          19317
              22532          21237          22570           28481          20518
              24370          22969          25297           30121          22254
              25515          24048          24313           31380          22612
              24760          23336          23039           30405          21382
              26245          24736          23682           31621          22216
              27292          25722          25550           32844          23989
              26537          25011          25660           32069          23780
   6/30/99    28205          26583          27035           33849          24779
              27267          25700          26462           32793          24028
              27158          25596          25554           32629          23430
              27255          25688          24765           31735          23247
              28234          26610          26028           33744          24435
              30637          28875          27394           34429          26497
              35689          33636          29021           36457          30149
              35251          33224          28203           34627          29787
              39577          37302          30177           33972          34419
              39169          36917          32703           37295          33145
              36154          34075          31562           36172          29158
              33183          31275          31167           35431          27006
   6/30/00    33823          31879          31625           36302          30249
              32949          31055          32125           35736          29390
              35533          33490          35710           37955          32670
              34489          32506          35464           35951          31341
              32853          30964          34262           35800          28780
              28881          27220          31675           32979          23882
              29630          27926          34098           33141          25393
              30474          28722          34858           34317          26775
              27418          25842          32868           31187          23522
              25561          24091          30426           29210          21362
              27806          26208          33782           31480          23623
              28076          26462          34569           31691          24182
   6/30/01    27937          26330          34431           30921          24378

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------

CLASS A (Inception 7/7/94)         6 MONTHS   1 YEAR  5 YEARS    SINCE INCEPTION
Net Asset Value(1)                  -5.77%    -17.45%  11.64%        15.85%
With Maximum Sales Charge(2)       -11.18     -22.21   10.33         14.87
-------------------------------------------------------------------------------
CLASS B (Inception 7/7/94)         6 MONTHS   1 YEAR  5 YEARS    SINCE INCEPTION
Net Asset Value(1)                  -6.16%    -18.06%  10.81%        15.00%
With CDSC(3)                       -10.85     -21.56   10.59         15.00
-------------------------------------------------------------------------------
CLASS C (Inception 7/7/94)         6 MONTHS   1 YEAR  5 YEARS    SINCE INCEPTION
Net Asset Value(1)                  -6.15%    -18.09%  10.80%        15.00%
With CDSC(3)                        -7.99     -19.60   10.58         14.82
-------------------------------------------------------------------------------
CLASS Y (Inception 11/15/94)       6 MONTHS   1 YEAR  5 YEARS    SINCE INCEPTION
Net Asset Value(1)                  -5.64%    -17.07%  12.05%        15.70%
-------------------------------------------------------------------------------
                                                         SINCE           SINCE
                                                         FUND'S         FUND'S
                                                       CLASS A, B, C    CLASS Y
COMPARATIVE PERFORMANCE    6 MONTHS   1 YEAR  5 YEARS   INCEPTION      INCEPTION
S&P 400 Midcap Index(4)     0.97%     8.87%    18.54%    19.19%          20.31%
S&P 500 Index(5)           -6.70    -14.83     14.48     17.35           18.29
Wilshire 4500 Index.(6)    -4.00    -19.41      9.62     13.31           13.98
Morningstar Large Cap
  Growth Fund Avg.(7)     -15.75    -29.75     11.80     15.67           16.20
Lipper Multi-Cap
  Growth Funds Average(8)  -6.34    -12.73     12.38     15.16           16.11

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 400 Midcap Index is an unmanaged index of U.S. mid-sized company stocks. You may not invest directly in an index.

(5) S&P 500 Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(6) Wilshire 4500 Index is an unmanaged index of 4500 mid- and small-size companies. You may not invest directly in an index.

(7) Morningstar Large Cap Growth Fund Average is an average of performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A, B and C since-inception return is calculated from 7/31/94. Class Y since-inception return is calculated from 11/30/94.

(8) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class Y since-inception return is calculated from 11/30/94.

[side bar]
                                                                PORTFOLIO FACTS
-------------------------------------------------------------------------------

                                              % OF NET ASSETS AS OF
FUND COMPOSITION                               6/30/01    12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                   96.1        94.8
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                 3.9         8.6

                                              % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                           6/30/01    12/31/00
-------------------------------------------------------------------------------
FORTUNE BRANDS, INC.                             1.8         0.7
-------------------------------------------------------------------------------
H&R BLOCK, INC.                                  1.5         0.8
-------------------------------------------------------------------------------
TRICON GLOBAL RESTAURANTS, INC.                  1.5         0.8
-------------------------------------------------------------------------------
AT&T CORP.                                       1.3         0.4
-------------------------------------------------------------------------------
TYCO INTERNATIONAL, LTD.                         1.2         0.3
-------------------------------------------------------------------------------
APOGENT TECHNOLOGIES, INC.                       1.2         0.7
-------------------------------------------------------------------------------
KNIGHT-RIDDER, INC.                              1.2         0.7
-------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                          1.1         1.3
-------------------------------------------------------------------------------
MOODY'S CORP.                                    1.1         0.8
-------------------------------------------------------------------------------
COMERICA, INC.                                   1.1          --

                                              % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                        6/30/01    12/31/00
-------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS          4.8         0.6
-------------------------------------------------------------------------------
RETAIL                                           4.8         1.7
-------------------------------------------------------------------------------
FINANCIAL SERVICES                               4.4         2.9
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT                             4.3         4.6
-------------------------------------------------------------------------------
OIL & GAS - EXPLORATION & Production             3.3         1.4

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                         CDC NVEST STAR WORLDWIDE FUND
-------------------------------------------------------------------------------

                                                           PERFORMANCE OVERVIEW
-------------------------------------------------------------------------------

For the six months ended June 30, 2001, the total return on CDC Nvest Star Worldwide Fund's Class A shares was -4.74% based on net asset value, including $0.08 in reinvested distributions. For the same period, the fund's primary benchmark, the MSCI World Index, returned -10.66%, and its secondary benchmark, the MSCI EAFE Index returned -14.87%. The MSCI World Index includes U.S. stocks, while the MSCI EAFE Index focuses on overseas stocks. The Morningstar World Stock Fund Average returned -11.22% for the first half of 2001.

CDC Nvest Star Worldwide Fund's broad diversification and multi-manager approach may have helped defend it from some of the negative pressures that impacted its benchmarks and an index of its peers during the six months ended June 30, 2001.

MARKET TURBULENCE WAS WORLDWIDE

So far this year, stock markets in many countries moved in tandem, as slow economic growth affected most major markets. However, small- and mid-cap stocks generally out- performed large-cap stocks, and value stocks outpaced growth stocks.

The two Harris/Oakmark portfolios seek stocks selling at prices that don't seem to reflect the full value of a company's assets or growth potential. Both the international and domestic portfolios were strongly positive during the first half of 2001.

Most of Harris/Oakmark's international portfolio was in Europe. Positive results in the United Kingdom, France, Finland, the Netherlands and Sweden were partially offset by continued weakness in the Pacific Rim, including Japan. The fund's industry allocations included financial services, miscellaneous industrial companies, manufacturing, food and beverage companies, retailers, media and transportation.

The Harris/Oakmark domestic portfolio focused on mid- and large-cap value stocks. The portfolio benefited from a 33% allocation to consumer cyclical companies, which tend to do well during periods of economic recovery. A 27% commitment to consumer staples companies - those whose demand for products tends to remain constant regardless of the economic environment - also aided performance. The managers increased technology to 10% of assets at the end of June, from 5% at the beginning of the year, but performance in this sector was weak.

The Loomis Sayles portfolio diversified assets across a number of countries and sectors. During the past six months, the manager reduced the portfolio's allocation to financial and technology stocks, and increased investments in energy, health care and utilities. They also trimmed the fund's holdings in Brazil, Canada, Germany and Japan, and increased investments in France and Spain.

Montgomery focused on growth stocks in the United Kingdom, Scotland, France, Japan, Italy and the United States. Although negative results from the portfolio's financial services and technology holdings caused the Montgomery team to trim these positions during the period, they still accounted for the largest sectors in the portfolio at the end of June. In the financial area, Montgomery emphasized companies active in lending. In technology, they focused on software companies. Healthcare stocks made the strongest contribution to this segment's results during this period.

THE LONG-TERM OUTLOOK FOR GLOBAL INVESTMENTS IS POSITIVE

While world economies continue to be weak, we expect a recovery to get underway sometime in the next six to 12 months, starting in the United States and spreading overseas. By putting assets to work in markets around the world - managed by a diverse group of investment professionals - we believe CDC Nvest Star Worldwide Fund shareholders will be able to participate in the growth of some of the world's best companies, while minimizing risk through broad diversification.


[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
--------------------------------------------------------------------------------

STRATEGY:
Invests primarily in equity securities of both U.S. and foreign countries
--------------------------------------------------------------------------------

INCEPTION DATE:
December 29, 1995
--------------------------------------------------------------------------------

SUBADVISERS:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Montgomery Asset Management,LLC.
--------------------------------------------------------------------------------

SYMBOLS:
Class A                 NEFDX
Class B                 NEDBX
Class C                 NEDCX
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:(JUNE 30, 2001)
Class A                $13.66
Class B                 12.96
Class C                 12.97
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         CDC NVEST STAR WORLDWIDE FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Worldwide Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                  DECEMBER 1995 (INCEPTION) THROUGH JUNE 2001

                  NET ASSET        MAXIMUM          MSCI WORLD         MSCI EAFE
                   VALUE(1)     SALES CHARGE(2)      INDEX(4)           INDEX(5)
  12/29/95          10000             9425            10000             10000
                    10000             9425            10000             10000
                    10088             9508            10183             10043
                    10264             9674            10247             10079
                    10528             9923            10419             10296
                    10872            10247            10666             10598
                    11136            10496            10677             10405
   6/30/96          11176            10533            10732             10466
                    10664            10051            10355             10163
                    10952            10322            10476             10187
                    11136            10496            10887             10460
                    11048            10413            10966             10355
                    11496            10835            11582             10770
                    11667            10996            11399             10634
                    12136            11439            11538             10264
                    12388            11675            11673             10434
                    12266            11561            11444             10475
                    12388            11675            11821             10532
                    13028            12278            12553             11220
   6/30/97          13627            12844            13180             11842
                    14146            13332            13789             12036
                    13352            12584            12870             11139
                    14082            13272            13571             11765
                    13061            12310            12858             10864
                    12908            12166            13089             10756
                    13146            12390            13250             10852
                    13104            12350            13621             11352
                    13996            13192            14544             12083
                    14566            13729            15161             12457
                    14651            13809            15311             12558
                    14353            13528            15121             12500
   6/30/98          14056            13248            15482             12598
                    14013            13208            15459             12729
                    11794            11116            13400             11154
                    11683            11012            13640             10815
                    12534            11813            14876             11945
                    13206            12446            15762             12561
                    13673            12887            16535             13059
                    14150            13336            16898             13024
                    13971            13168            16450             12717
                    14541            13705            17138             13251
                    15323            14442            17817             13790
                    14940            14081            17168             13083
   6/30/99          15816            14907            17972             13595
                    15638            14738            17920             14003
                    15527            14634            17891             14058
                    15170            14298            17719             14203
                    15706            14803            18642             14738
                    16879            15909            19170             15254
                    18819            17736            20725             16625
                    18119            17077            19539             15571
                    19253            18146            19594             15993
                    19310            18200            20950             16617
                    17911            16881            20066             15746
                    17097            16114            19560             15365
   6/30/00          17599            16587            20221             15969
                    17126            16141            19655             15303
                    17637            16623            20298             15439
                    16973            15997            19220             14690
                    16329            15390            18901             14347
                    15586            14690            17755             13812
                    16519            15569            18045             14306
                    16840            15872            18400             14310
                    15763            14857            16844             13240
                    14732            13885            15725             12341
                    15683            14781            16879             13189
                    15866            14954            16643             12701
   6/30/01          15723            14819            16121             12179

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------

CLASS A (Inception 12/29/95)       6 MONTHS    1 YEAR  5 YEARS   SINCE INCEPTION
Net Asset Value(1)                  -4.74%     -10.59%    7.08%       8.58%
With Maximum Sales Charge(2)       -10.23      -15.75     5.82        7.43
--------------------------------------------------------------------------------

CLASS B (Inception 12/29/95)       6 MONTHS    1 YEAR  5 YEARS   SINCE INCEPTION
Net Asset Value(1)                  -5.13%     -11.27%    6.31%       7.80%
With CDSC(3)                        -9.84      -14.88     6.02        7.67
--------------------------------------------------------------------------------

CLASS C (Inception 12/29/95)       6 MONTHS    1 YEAR  5 YEARS   SINCE INCEPTION
Net Asset Value(1)                  -5.12%     -11.27%    6.31%       7.81%
With CDSC(3)                        -7.01      -12.86     6.09        7.61
--------------------------------------------------------------------------------

                                                                    SINCE FUND'S
                                                                   CLASS A, B, C
COMPARATIVE PERFORMANCE            6 MONTHS    1 YEAR  5 YEARS       INCEPTION
MSCI World Index(4)                -10.66%    -20.40%     8.13%       8.71%
MSCI EAFE Index(5)                 -14.87     -23.84      2.83        3.39
Morningstar World Stock Fund
  Average(6)                       -11.22     -20.15      7.88        9.65
Lipper Global Funds Average(7)     -11.69     -19.52      8.00        9.32
--------------------------------------------------------------------------------

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index of common stocks from the MSCI developed-market countries. You may not invest directly in an index.

(5) Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE) is an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index.

(6) Morningstar World Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Global Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.

[sidebar]
                                                                PORTFOLIO FACTS
-------------------------------------------------------------------------------

                                              % OF NET ASSETS AS OF
FUND COMPOSITION                               6/30/01    12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                   96.4        95.7
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER                 3.6         4.3

                                              % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                           6/30/01    12/31/00
-------------------------------------------------------------------------------
DIAGEO PLC                                       2.0         1.9
-------------------------------------------------------------------------------
H&R BLOCK, INC.                                  1.7         1.0
-------------------------------------------------------------------------------
TRICON GLOBAL RESTAURANTS, INC.                  1.4         1.1
-------------------------------------------------------------------------------
ENODIS PLC                                       1.4         1.0
-------------------------------------------------------------------------------
SOMERFIELD PLC                                   1.4         1.6
-------------------------------------------------------------------------------
FORTUNE BRANDS, INC.                             1.3         1.0
-------------------------------------------------------------------------------
BRUNSWICK CORP.                                  1.3         0.8
-------------------------------------------------------------------------------
METSO OYJ                                        1.2         1.4
-------------------------------------------------------------------------------
KNIGHT-RIDDER, INC.                              1.2         1.0
-------------------------------------------------------------------------------
HUNTER DOUGLAS NV                                1.2         1.0

                                              % OF NET ASSETS AS OF
FIVE LARGEST COUNTRIES                         6/30/01   12/31/00
-------------------------------------------------------------------------------
UNITED STATES                                   32.2        26.8
-------------------------------------------------------------------------------
UNITED KINGDOM                                  13.1        13.2
-------------------------------------------------------------------------------
JAPAN                                            9.2         6.7
-------------------------------------------------------------------------------
FRANCE                                           6.2         7.5
-------------------------------------------------------------------------------
NETHERLANDS                                      4.4         3.9

Portfolio holdings and asset allocations will vary.

                                   FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------
                   STAR VALUE FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

    SHARES      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.5% OF TOTAL NET ASSETS
            AEROSPACE -- 0.5%
    25,900  Honeywell International, Inc. ....................  $     904,810
     2,700  United Technologies Corp. ........................        197,802
                                                                -------------
                                                                    1,102,612
                                                                -------------
            AEROSPACE/DEFENSE-- 0.4%
    12,000  General Dynamics Corp. ...........................        933,720
                                                                -------------
            AIRLINES-- 0.2%
     6,600  Continental Airlines, Inc. (c) ...................        325,050
                                                                -------------
            AUTOMOTIVE-- 1.4%
    90,667  Ford Motor Co. ...................................      2,225,875
    22,900  Lear Corp. (c) ...................................        799,210
                                                                -------------
                                                                    3,025,085
                                                                -------------
            BANKS-- 3.6%
    37,100  Bank America Corp. ...............................      2,227,113
     2,600  Charter One Financial, Inc. ......................         82,940
    25,800  FleetBoston Financial Corp. ......................      1,017,810
     3,100  M & T Bank Corp. .................................        234,050
     7,800  Mercantile Bankshares Corp. ......................        308,568
     3,400  Northern Trust Corp. .............................        218,960
     8,400  PNC Bancorp, Inc. ................................        552,636
    37,300  US Bancorp Delaware ..............................        850,067
    45,600  Wells Fargo & Co. ................................      2,117,208
                                                                -------------
                                                                    7,609,352
                                                                -------------
            BANKS & THRIFTS-- 2.0%
   113,800  Washington Mutual, Inc. ..........................      4,273,190
                                                                -------------
            BEVERAGES-ALCOHOLIC-- 0.8%
    41,200  Anheuser-Busch Companies, Inc. ...................      1,697,440
                                                                -------------
            BUILDING & RELATED-- 0.1%
     3,300  Lennar Corp. .....................................        137,610
                                                                -------------
            BUSINESS SERVICES-- 3.9%
            120,000 Ceridian Corp. (c) .......................      2,300,400
    85,200  Electronic Data Systems Corp. ....................      5,325,000
    14,400  The Interpublic Group of Companies, Inc. .........        422,640
                                                                -------------
                                                                    8,048,040
                                                                -------------
            CHEMICALS-- 0.3%
     5,500  Ashland, Inc. ....................................        220,550
    20,700  Lyondell Petrochemical Co. .......................        318,366
                                                                -------------
                                                                      538,916
                                                                -------------
            CHEMICALS-MAJOR-- 0.3%
    16,200  Dow Chemical Co. .................................        538,650
                                                                -------------
            CHEMICALS-SPECIALTY-- 0.4%
    16,000  Praxair, Inc. ....................................        752,000
                                                                -------------
            COMMUNICATION SERVICES-- 1.1%
   140,000  Motorola, Inc. ...................................      2,318,400
                                                                -------------
            COMPUTER HARDWARE-- 2.7%
    47,600  Apple Computer, Inc. (c) .........................      1,148,112
    28,650  Compaq Computer Corp. ............................        443,789
    36,700  Dell Computer Corp. (c) ..........................        976,220
     6,200  Diebold, Inc. ....................................        199,330
     8,800  EMC Corp. ........................................        255,640
    33,000  Hewlett-Packard Co. ..............................        943,800
     8,300  International Business Machines Corp. ............        937,900
     9,600  Lexmark International
            Group, Inc., Class A (c) .........................        645,600
    10,600  Quantum Corp. (c) ................................        106,954
                                                                -------------
                                                                    5,657,345
                                                                -------------
            COMPUTER SOFTWARE & SERVICES-- 1.5%
    33,200  Computer Associates
            International, Inc. ..............................      1,195,200
     9,800  Mentor Graphics Corp. (c) ........................        170,520
    11,700  Microsoft Corp. (c) ..............................        840,177
    10,200  PeopleSoft, Inc. (c) .............................        493,680
     2,500  Sabre Group Holdings, Inc. (c) ...................        125,000
     5,500  Synopsys, Inc. (c) ...............................        260,700
                                                                -------------
                                                                    3,085,277
                                                                -------------
            CONSUMER DURABLES-- 1.0%
    70,000  Maytag Corp. .....................................      2,048,200
                                                                -------------
            CONSUMER GOODS & SERVICES-- 2.5%
    12,800  Colgate-Palmolive Co. ............................        755,072
            200,000 Mattel, Inc. .............................      3,784,000
    26,000  Newell Rubbermaid, Inc. ..........................        652,600
                                                                -------------
                                                                    5,191,672
                                                                -------------
            DEFENSE & AEROSPACE-- 0.1%
     3,200  ITT Industries, Inc. .............................        141,600
                                                                -------------
            DOMESTIC OIL-- 0.5%
     5,250  Chevron Corp. ....................................        475,125
     7,500  Texaco, Inc. .....................................        499,500
                                                                -------------
                                                                      974,625
                                                                -------------
            DRUGS & HEALTHCARE-- 3.2%
    12,300  Bristol-Myers Squibb Co. .........................        643,290
    41,820  Merck & Co. ......................................      2,672,716
    37,000  Pfizer, Inc. .....................................      1,481,850
    14,280  Pharmacia & Upjohn, Inc. .........................        656,166
    34,000  Schering-Plough Corp. ............................      1,232,160
                                                                -------------
                                                                    6,686,182
                                                                -------------
            ELECTRIC UTILITIES-- 1.2%
     3,900  American Electric Power, Inc. ....................        180,063
    23,000  Duke Power Co. ...................................        897,230
    12,400  FPL Group, Inc. ..................................        746,604
     8,800  Mirant Corp. (c) .................................        302,720
     5,800  PPL Corp. ........................................        319,000
                                                                -------------
                                                                    2,445,617
                                                                -------------
            ELECTRONICS-- 3.5%
    15,000  Agilent Technologies, Inc. (c) ...................        487,500
     5,700  CIENA Corp. (c) ..................................        216,258
     5,300  Comverse Technology, Inc. (c) ....................        306,022
     3,200  Corning, Inc. ....................................         53,472
    11,000  Emerson Electric Co. .............................        665,500
    24,500  Ingram Micro, Inc. (c) ...........................        355,005
    18,800  Koninklijke (Royal) Philips
            Electronics NV (ADR) .............................        496,884
     7,400  PerkinElmer, Inc. ................................        203,722
     5,700  Scientific-Atlanta, Inc. .........................        231,420
    14,500  Solectron Corp. (c) ..............................        265,350
    15,400  Tech Data Corp. (c) ..............................        539,154
     2,800  Tektronix, Inc. ..................................         76,020
    35,000  Teradyne, Inc. (c) ...............................      1,158,500
    35,700  Tyco International, Ltd. .........................      1,945,650
     9,300  UTStarcom, Inc. (c) ..............................        225,804
                                                                -------------
                                                                    7,226,261
                                                                -------------
            ENERGY-- 0.5%
    18,000  Exelon Corp. .....................................      1,154,160
                                                                -------------
            ENERGY RESERVES-- 5.2%
    35,619  El Paso Corp. ....................................      1,871,422
    87,600  Exxon Mobil Corp. ................................      7,651,860
    21,100  Occidental Petroleum Corp. .......................        561,049
    13,000  Phillips Petroleum Co. ...........................        741,000
                                                                -------------
                                                                   10,825,331
                                                                -------------
            ENTERTAINMENT-- 0.3%
    13,200  Viacom, Inc., Class B (c) ........................        683,100
                                                                -------------
            FINANCIAL SERVICES-- 9.5%
   107,699  Citigroup, Inc. ..................................      5,690,815
   110,000  Equifax, Inc. ....................................      4,034,800
    41,800  Fannie Mae .......................................      3,559,270
    13,500  Household International, Inc. ....................        900,450
    68,000  J.P. Morgan & Co., Inc. ..........................      3,032,800
    13,300  Lincoln National Corp., Inc. .....................        688,275
    40,000  Mellon Financial Corp. ...........................      1,840,000
                                                                -------------
                                                                   19,746,410
                                                                -------------
            FOOD & BEVERAGES-- 1.9%
    15,925  Kraft Foods Inc. (c) .............................        493,675
    11,400  Pepsi Bottling Group, Inc. .......................        457,140
    38,500  PepsiCo, Inc. ....................................      1,701,700
    10,000  Quaker Oats Co. ..................................        912,500
     5,000  Sysco Corp. ......................................        135,750
     4,800  Unilever NV ......................................        285,936
                                                                -------------
                                                                    3,986,701
                                                                -------------
            FREIGHT TRANSPORTATION-- 0.2%
    10,000  Teekay Shipping Corp. ............................        400,200
                                                                -------------
            HARDWARE-- 0.4%
    19,000  Black & Decker Corp. .............................        749,740
                                                                -------------
            HEALTHCARE-MANAGED CARE-- 0.2%
     5,800  UnitedHealth Group, Inc. .........................        358,150
                                                                -------------
            HEALTH CARE-PRODUCTS-- 2.4%
    47,400  Baxter International, Inc. .......................      2,322,600
    53,400  Johnson & Johnson, Inc. ..........................      2,670,000
                                                                -------------
                                                                    4,992,600
                                                                -------------
            HEALTH CARE-SERVICES-- 1.4%
    39,000  HCA-The Healthcare Co. ...........................      1,762,410
    24,000  Tenet Healthcare Corp. (c) .......................      1,238,160
                                                                -------------
                                                                    3,000,570
                                                                -------------
            HOME BUILDERS-- 0.1%
     4,600  Centex Corp. .....................................        187,450
     3,200  Pulte Corp. ......................................        136,416
                                                                -------------
                                                                      323,866
                                                                -------------
            HOUSEHOLD PRODUCTS-- 0.3%
    28,800  Leggett & Platt, Inc. ............................        634,464
                                                                -------------
            INDUSTRIAL SERVICES-- 0.2%
    10,900  Rockwell International Corp. .....................        415,508
                                                                -------------
            INFORMATION SERVICES-- 1.2%
    20,400  First Data Corp. .................................      1,310,700
     5,600  Jack Henry & Associates, Inc. ....................        170,240
     1,600  Omnicom Group, Inc. ..............................        137,600
     9,000  Paychex, Inc. ....................................        371,610
    13,000  SunGard Data Systems, Inc. (c) ...................        390,130
     4,300  West Corp. (c) ...................................        106,167
                                                                -------------
                                                                    2,486,447
                                                                -------------
            INSURANCE-- 5.7%
    75,600  ACE, Ltd. ........................................      2,955,204
    13,500  Allstate Corp. ...................................        593,865
    45,000  American General Corp. ...........................      2,090,250
    27,300  American International Group, Inc. ...............      2,347,800
    60,000  Conseco, Inc. ....................................        819,000
     8,000  John Hancock Financial Services, Inc. ............        322,080
     7,700  Marsh & McLennan Co., Inc. .......................        777,700
    25,400  Radian Group, Inc. (c) ...........................      1,027,430
    10,500  XL Capital Ltd., Class A .........................        862,050
                                                                -------------
                                                                   11,795,379
                                                                -------------
            INVESTMENT BANKING/BROKER/MANAGEMENT-- 2.1%
    16,000  Lehman Brothers Holdings, Inc. ...................      1,244,000
    28,700  Merrill Lynch & Co., Inc. ........................      1,700,475
    12,000  Morgan Stanley Dean Witter & Co. .................        770,760
     7,500  The Goldman Sachs Group, Inc. ....................        643,500
                                                                -------------
                                                                    4,358,735
                                                                -------------
            LEISURE-- 0.4%
    34,800  Royal Caribbean Cruises, Ltd. ....................        769,428
                                                                -------------
            MACHINERY-- 0.3%
    13,500  Applied Materials, Inc. (c) ......................        691,200
                                                                -------------
            MANUFACTURING-DIVERSIFIED-- 1.9%
    20,400  General Electric Co. .............................        994,500
    24,000  SPX Corp. (c) ....................................      3,004,320
                                                                -------------
                                                                    3,998,820
                                                                -------------
            MEDIA & ENTERTAINMENT-- 2.1%
    24,100  AOL Time Warner, Inc. (c) ........................      1,277,300
     3,100  Cablevision Systems Corp. (c) ....................        181,350
            100,400 The Walt Disney Co. ......................      2,900,556
                                                                -------------
                                                                    4,359,206
                                                                -------------
            MEDICAL PRODUCTS-- 1.2%
    70,000  Guidant Corp. (c) ................................      2,520,000
                                                                -------------
            MEDICAL PRODUCTS & SUPPLIES-- 0.2%
     7,050  Cardinal Health, Inc. ............................        486,450
                                                                -------------
            MEDICAL TECHNOLOGY-- 1.5%
    60,000  Chiron Corp. (c) .................................      3,124,800
                                                                -------------
            OFFICE FURNISHINGS & SUPPLIES-- 0.2%
    10,000  Avery Dennison Corp. .............................        510,500
                                                                -------------
            OIL & GAS-- 0.4%
    20,000  Conoco, Inc., Class A ............................        564,000
     6,000  Mitchell Energy & Development Corp. ..............        277,500
                                                                -------------
                                                                      841,500
                                                                -------------
            OIL & GAS-MAJOR INTEGRATED-- 0.7%
    20,300  BP Amoco PLC (ADR) ...............................      1,011,955
    12,500  Santa Fe International Corp. .....................        362,500
                                                                -------------
                                                                    1,374,455
                                                                -------------
            OIL & GAS-REFINING/MARKETING-- 0.2%
     7,200  Ultramar Diamond Shamrock ........................        340,200
                                                                -------------
            PAPER & FOREST PRODUCTS-- 0.9%
    11,600  Bowater, Inc. ....................................        518,984
    21,500  International Paper Co. ..........................        767,550
    10,000  Weyerhaeuser Co. .................................        549,700
                                                                -------------
                                                                    1,836,234
                                                                -------------
            POLLUTION CONTROL-- 1.4%
    94,300  Waste Management, Inc. ...........................      2,906,326
                                                                -------------
            PROPERTY & CASUALTY INSURANCE-- 0.4%
    11,700  Loews Corp. ......................................        753,831
                                                                -------------
            PUBLISHING-- 0.9%
    10,000  Gannett Co. ......................................        659,000
    10,100  Knight-Ridder, Inc. ..............................        598,930
    10,300  McGraw-Hill Co., Inc. ............................        681,345
                                                                -------------
                                                                    1,939,275
                                                                -------------
            RESTAURANTS-- 2.8%
    16,000  Harrahs Entertainment, Inc. (c) ..................        564,800
    25,200  McDonald's Corp. .................................        681,912
            100,000 Tricon Global Restaurants, Inc. (c) ......      4,390,000
     7,800  Wendy's International, Inc. ......................        199,212
                                                                -------------
                                                                    5,835,924
                                                                -------------
            RETAIL-- 0.4%
    34,900  Family Dollar Stores, Inc. .......................        894,487
                                                                -------------
            RETAIL-APPAREL-- 0.5%
     2,400  American Eagle Outfitters, Inc. (c) ..............         88,224
    15,700  Jones Apparel Group, Inc. (c) ....................        678,240
    12,300  Venator Group, Inc. (c) ..........................        188,190
                                                                -------------
                                                                      954,654
                                                                -------------
            RETAIL-DEPARTMENT STORE-- 3.0%
    38,200  Federated Department Stores, Inc. (c) ............      1,623,500
    80,200  J.C. Penney, Inc. ................................      2,114,072
    46,200  May Department Stores Co. ........................      1,582,812
    14,000  Sears, Roebuck & Co. .............................        592,340
     6,300  Wal-Mart Stores, Inc. ............................        307,440
                                                                -------------
                                                                    6,220,164
                                                                -------------
            RETAIL-GROCERY-- 0.4%
    36,600  The Kroger Co. (c) ...............................        915,000
                                                                -------------
            RETAIL-SPECIALTY-- 3.3%
     3,100  CVS Corp. ........................................        119,660
   220,000  Office Depot, Inc. (c) ...........................      2,283,600
   180,000  Toys R Us, Inc. (c) ..............................      4,455,000
                                                                -------------
                                                                    6,858,260
                                                                -------------
            SEMICONDUCTORS-- 0.7%
    31,000  Arrow Electronics, Inc. (c) ......................        752,990
     6,500  Integrated Device Technology, Inc. (c) ...........        200,850
     9,700  Novellus Systems, Inc. (c) .......................        540,193
                                                                -------------
                                                                    1,494,033
                                                                -------------
            SERVICES-COMMERCIAL & CONSUMER-- 2.4%
   260,000  Cendant Corp. (c) ................................      5,070,000
                                                                -------------
            TELECOMMUNICATIONS-- 7.8%
    54,700  ADC Telecommunications, Inc. (c) .................        376,883
   140,000  AT&T Corp. .......................................      3,080,000
    63,100  BellSouth Corp. ..................................      2,541,037
   245,000  Citizens Communications Co. (c) ..................      2,947,350
    10,000  Qwest Communications
            International, Inc. (c) ..........................        318,700
    36,800  SBC Communications, Inc. .........................      1,474,208
    42,900  Sprint Corp. .....................................        916,344
     3,700  Time Warner Telecom, Inc. (c) ....................        123,950
    74,800  Verizon Communications, Inc. .....................      4,001,800
    30,000  Worldcom, Inc. (c) ...............................        447,000
     1,200  Worldcom, Inc. - MCI Group .......................         20,280
                                                                -------------
                                                                   16,247,552
                                                                -------------
            TELECOMMUNICATIONS-CELLULAR-- 0.1%
     7,700  Nextel Partners, Inc. (c) ........................        118,965
                                                                -------------
            TELECOMMUNICATION-SERVICES-- 0.0%
    22,400  Global Crossing, Ltd. (c) ........................        193,536
                                                                -------------
            TOBACCO-- 0.6%
    17,400  Philip Morris Companies, Inc. ....................        883,050
    16,200  UST, Inc. ........................................        467,532
                                                                -------------
                                                                    1,350,582
                                                                -------------
              Total Common Stock
              (Identified Cost $171,297,946)                      203,273,587
                                                                -------------
 PRINCIPAL
   AMOUNT      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 3.0%
$1,179,000  UBS Finance, Inc.,
            4.080%, 7/02/2001 ................................  $   1,178,866
   360,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $360,083 on 7/02/01,
            collateralized by $345,000 U.S. Treasury Bond,
            6.125%, due 8/15/2029 valued at $367,808 ........         360,000
 4,828,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 3.85% to be
            repurchased at $4,829,549 on 7/02/2001,
            collateralized by $5,240,000 U.S. Treasury Bond,
            5.25%, due 2/15/2029 valued at $4,929,184 ........      4,828,000
                                                                -------------
               Total Short Term Investments
               (Identified Cost $6,366,866)                         6,366,866
                                                                -------------
               Total Investments -- 100.5%
               (Identified Cost $177,664,812) (b)                 209,640,453
               Other assets less liabilities                       (1,063,769)
                                                                -------------
               Total Net Assets-- 100%                          $ 208,576,684
                                                                =============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2001 the net unrealized appreciation on investments based on cost of $177,664,812 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost ...........................................   $  40,491,890
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value .........................................      (8,516,249)
                                                                -------------
    Net unrealized appreciation .............................   $  31,975,641
                                                                -------------

(c) Non-income producing security.
ADR An American Depositary Receipt (ADR) is a cetificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 STAR SMALL CAP FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

    SHARES      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------
COMMON STOCK-- 95.3% OF TOTAL NET ASSETS
            ADVERTISING-- 0.1%
     7,800  Getty Images, Inc. (c) ...........................  $     205,725
                                                                -------------
            AEROSPACE-- 0.8%
    12,000  Alliant Techsystems, Inc. (c) ....................      1,078,800
    20,000  Titan Corp. (c) ..................................        458,000
                                                                -------------
                                                                    1,536,800
                                                                -------------
            AIR TRAVEL-- 0.3%
    17,400  Atlantic Coast Airlines, Inc. (c) ................        476,586
     8,100  SkyWest, Inc. ....................................        222,588
                                                                -------------
                                                                      699,174
                                                                -------------
            APPAREL & Textiles-- 0.2%
    69,500  R.G. Barry Corp. (c) .............................        319,700
                                                                -------------
            AUTOMOTIVE-- 1.4%
    23,000  Arvinmeritor, Inc. ...............................        385,020
    37,500  Dollar Thrifty Automotive Group, Inc. (c) ........        900,000
    39,700  Monaco Coach Corp. (c) ...........................      1,318,040
    20,000  Standard Motor Products, Inc. ....................        266,000
                                                                -------------
                                                                    2,869,060
                                                                -------------
            BANKS & THRIFTS-- 4.8%
     8,500  Astoria Financial Corp. ..........................        492,660
    25,400  Bank United Financial Corp. ......................        358,140
    75,000  BankAtlantic Bancorp, Inc. (d) ...................        651,750
    13,500  Commerce Bancorp, Inc. ...........................        946,350
    20,000  Dime Bancorp, Inc. ...............................        745,000
    90,000  Golden State Bancorp, Inc. .......................      2,772,000
    11,300  Investors Financial Services Corp. ...............        761,846
    21,650  New York Community Bancorp, Inc. .................        802,782
    30,000  People's Bank ....................................        706,200
    22,500  Webster Financial Corp. ..........................        751,500
    11,500  Wilmington Trust Corp. ...........................        720,475
                                                                -------------
                                                                    9,708,703
                                                                -------------
            BUILDING CONSTRUCTION-- 0.2%
    25,300  Elcor Corp. ......................................        512,325
                                                                -------------
            BUILDING & RELATED-- 1.1%
    80,100  Dal-Tile International, Inc. (c) .................      1,485,855
    11,000  Simpson Manufacturing Co. (c) ....................        665,500
                                                                -------------
                                                                    2,151,355
                                                                -------------
            BUSINESS SERVICES-- 3.1%
    21,700  Administaff, Inc. (c) ............................        564,200
    26,925  ChoicePoint, Inc. (c) ............................      1,132,196
     8,500  Corinthian Colleges, Inc. (c) ....................        401,370
    22,300  Corporate Executive Board Co. (c) ................        931,917
    48,000  Heidrick & Struggles
            International, Inc. (c) ..........................        967,200
     5,000  Professional Detailing, Inc. (c) .................        454,950
    30,000  Spherion Corp. (c) ...............................        268,500
    27,500  Sylvan Learning Systems, Inc. (c) ................        670,450
    16,000  Tetra Tech, Inc. (c) .............................        428,000
    36,500  Xcare.net, Inc. (c) ..............................        474,500
                                                                -------------
                                                                    6,293,283
                                                                -------------
            CHEMICALS-- 1.1%
    30,000  Arqule, Inc. (c) .................................        610,500
    25,000  Georgia Gulf Corp. ...............................        387,500
    25,000  HB Fuller Co. ....................................      1,248,750
                                                                -------------
                                                                    2,246,750
                                                                -------------
            COMMERCIAL SERVICES-- 0.9%
    55,000  Coinstar, Inc. (c) ...............................      1,130,250
    75,000  TeleTech Holdings, Inc. (c) ......................        677,250
                                                                -------------
                                                                    1,807,500
                                                                -------------
            COMMUNICATION SERVICES-- 1.0%
    23,400  Insight Communications Co., Inc. (c) .............        607,464
   120,000  Mpower Communications Corp. ......................        116,400
    29,750  Ulticom, Inc. (c) ................................        991,568
    90,000  Williams Communications
            Group, Inc. (c) ..................................        265,500
                                                                -------------
                                                                    1,980,932
                                                                -------------
            COMPUTER HARDWARE-- 0.7%
    70,000  Adept Technology, Inc. (c) .......................        666,400
    17,200  Echelon Corp. (c)(d) .............................        516,000
    10,200  NYFIX, Inc. (c) ..................................        255,000
                                                                -------------
                                                                    1,437,400
                                                                -------------
            COMPUTER SOFTWARE & SERVICEs-- 5.3%
    17,700  BISYS Group, Inc. ................................      1,059,345
   152,800  CIBER, Inc. (c) ..................................      1,451,600
    15,700  Factset Research Systems, Inc. ...................        560,490
    21,850  IntraNet Solutions, Inc. (c) .....................        799,710
    19,500  Macrovision Corp. (c) ............................      1,320,150
    25,050  Manhattan Associates, Inc. (c) ...................      1,000,998
    14,400  Manugistics Group, Inc. (c) ......................        373,104
     9,200  Mercury Interactive Corp. (c) ....................        562,764
   100,000  MSC.Software Corp. (c) ...........................      1,875,000
    23,000  PeopleSoft, Inc. (c) .............................      1,113,200
    27,500  Verity, Inc. (c) .................................        542,575
                                                                -------------
                                                                   10,658,936
                                                                -------------
            COMPUTERS & BUSINESS EQUIPMENT-- 9.1%
    43,800  Advanced Digital Information Corp. (c) ...........        825,192
     8,600  Astropower, Inc. (c)(d) ..........................        415,724
   180,000  Auspex Systems, Inc. (c) .........................      1,249,200
     8,900  Cabot Microelectronics Corp. (c) .................        558,386
    43,300  Cirrus Logic (c) .................................      1,099,820
    11,900  Comverse Technology, Inc. (c) ....................        687,106
    27,400  Cree Research, Inc. (c) ..........................        731,580
    37,400  Cymer, Inc. (c) ..................................        991,100
    80,000  Ditech Communications Corp. (c) ..................        574,400
    21,700  Emcore Corp. (c) .................................        661,850
    27,700  Emulex Corp. (c) .................................      1,080,854
    43,200  Finisar Corp. (c) ................................        805,248
    45,000  Infocus Corp. (c) ................................        753,750
    95,000  Intergraph Corp. (c) .............................      1,450,650
     8,300  LTX Corp. (c) ....................................        210,820
    40,000  M Sys Flash Disk Pioneers, Ltd. (c) ..............        284,000
    23,800  Marvell Technology Group, Ltd. (c) ...............        643,790
    14,500  McData Corp. .....................................        289,275
    14,000  Mercury Computer Systems, Inc. (c) ...............        718,620
    70,100  Metawave Communications Corp. (c) ................        238,270
     7,300  Metro One Telecomm, Inc. (c) .....................        474,427
   237,800  Micron Electronics, Inc. (c) .....................        385,236
    11,600  Microsemi Corp. (c) ..............................        815,944
    12,900  Multilink Technology Corp. (c)(d) ................        185,760
    12,600  Pixelworks, Inc. (c) .............................        432,558
    23,300  SanDisk Corp. (c) ................................        645,410
    34,700  Tellium, Inc. (c)(d) .............................        605,515
    15,200  Varian Semiconductor
            Equipment Associates, Inc. (c) ...................        614,080
                                                                -------------
                                                                   18,428,565
                                                                -------------
            CONSTRUCTION-- 2.7%
    12,700  Cal Dive International, Inc. (c) .................        306,070
    20,000  Core Laboratories NV (c) .........................        375,000
    28,800  Foster Wheeler, Ltd. .............................        260,640
    40,200  Global Industries, Inc. (c) ......................        527,826
    21,300  Grant Pride, Inc. (c) ............................        372,537
    40,000  Horizon Offshore, Inc. (c) .......................        506,800
     8,600  Jacobs Engineering Group, Inc. (c) ...............        560,978
    65,000  Newpark Resources, Inc. (c) ......................        721,500
    20,600  Patterson UTI Energy, Inc. (c) ...................        391,400
    55,600  Superior Energy Services, Inc. (c) ...............        439,240
    20,000  Tetra Technologies, Inc. Delaware (c) ............        489,000
    16,600  Texas Industries, Inc. ...........................        570,874
                                                                -------------
                                                                    5,521,865
                                                                -------------
            CONSUMER GOODS & SERVICES-- 1.6%
   130,000  American Greetings Corp. .........................      1,430,000
    25,000  Central Parking Corp. ............................        467,500
   169,600  Department 56, Inc. (c) ..........................      1,297,440
                                                                -------------
                                                                    3,194,940
                                                                -------------
            CONTAINERS & GLASS-- 0.2%
    31,500  Pactiv, Corp. (c) ................................        422,100
                                                                -------------
            DIVERSIFIED CONGLOMERATES-- 0.2%
    30,000  Walter Industries, Inc. ..........................        357,000
                                                                -------------
            DOMESTIC OIL-- 0.7%
    40,000  Berry Petroleum Co. ..............................        580,000
    40,000  St. Mary Land & Exploration Co. ..................        850,400
                                                                -------------
                                                                    1,430,400
                                                                -------------
            DRUGS & HEALTHCARE-- 15.3%
    19,200  Abgenix, Inc. (c) ................................        845,952
     8,800  Abiomed, Inc. (c) ................................        207,680
    11,100  Advancepcs (c) ...................................        702,075
    14,000  Alkermes, Inc. (c) ...............................        489,020
    10,000  American Healthcorp, Inc. (c) ....................        400,000
     8,000  Amerisource Health Corp. (c) .....................        442,400
    30,000  Amsurg Corp. (c) .................................        854,700
    13,000  Applera Corp. - Celera Genomics Group (c) ........        515,580
   150,000  Aradigm Corp. (c) ................................        976,500
    45,300  Arena Pharmaceuticals, Inc. (c)(d) ...............      1,431,933
     5,500  Aviron (c) .......................................        315,645
    23,450  Barr Labs, Inc. (c) ..............................      1,651,114
    25,000  Bergen Brunswig Corp. ............................        480,500
    80,500  Beverly Enterprises, Inc. (c) ....................        861,350
    42,000  Britesmile, Inc. (c) .............................        428,820
    65,000  Caremark Rx, Inc. (c) ............................      1,069,250
    10,700  Celgene Corp. (c) ................................        307,625
     5,200  Cima Labs, Inc. (c) ..............................        398,008
    10,400  COR Therapeutics, Inc. (c)(d) ....................        316,160
    50,000  Covance, Inc. (c) ................................      1,132,500
    10,000  CV Therapeutics, Inc. (c) ........................        569,000
    12,350  D & K Healthcare Resources, Inc. .................        455,098
    11,100  Enzon, Inc. (c)(d) ...............................        686,535
   160,000  Esperion Therapeutics (c) ........................      1,446,400
    30,000  Harvard Bioscience, Inc. (c) .....................        331,800
    16,200  IDEXX Laboratories, Inc. (c) .....................        499,608
   175,000  Insmed, Inc. (c) .................................      1,431,500
     1,800  Intermune, Inc. (c) ..............................         64,116
    10,800  LifePoint Hospitals, Inc. (c) ....................        479,304
    11,700  Medicis Pharmaceutical Corp. (c) .................        620,100
    14,500  Myriad Genetics, Inc. (c) ........................        911,180
    90,000  Novavax, Inc. (c) ................................        990,000
    16,600  Oratec Interventions, Inc. (c) ...................        145,250
   110,000  Orchid Biosciences, Inc. (c) .....................        770,000
    10,700  OSI Pharmaceuticals, Inc. (c) ....................        590,640
    13,800  Pharmaceutical Product Development, Inc. (c) .....        485,760
     8,900  Polymedica Corp. (c) .............................        356,178
    18,600  Priority Healthcare Corp. (c) ....................        519,684
     9,800  Quintiles Transnational Corp. (c) ................        251,664
   120,000  Regeneration Tech, Inc. (c) ......................      1,086,000
    23,200  Scios Nova, Inc. (c) .............................        519,216
    55,000  Service Corp. International (c) ..................        349,800
    30,000  Sybron Dental Specialties, Inc. (c) ..............        614,700
     9,300  Tanox, Inc. (c) ..................................        278,442
    15,000  Techne Corp. (c) .................................        451,500
    33,200  Titan Pharmaceuticals, Inc. (c) ..................        996,332
    12,700  Tularik, Inc. (c) ................................        338,963
    14,800  United Surgical Partners (c)(d) ..................        319,680
    30,850  Xoma, Ltd. (c) ...................................        526,301
                                                                -------------
                                                                   30,911,563
                                                                -------------
            EDUCATION-- 0.9%
    40,000  ITT Educational Services, Inc. (c) ...............      1,800,000
                                                                -------------
            ELECTRIC-- 0.7%
    25,000  Power Integrations, Inc. (c) .....................        391,250
    44,300  Thermo Electron Corp. (c) ........................        975,486
                                                                -------------
                                                                    1,366,736
                                                                -------------
            ELECTRONIC COMPONENTS-- 0.3%
    16,800  Plexus Corp. (c) .................................        531,888
                                                                -------------
            ELECTRONICS-- 2.7%
    16,300  Active Power, Inc. (c) ...........................        263,897
   125,000  Checkpoint Systems, Inc. (c) .....................      2,225,000
   110,000  Conductus, Inc. (c) ..............................        567,600
    12,300  Exar Corp. (c) ...................................        242,925
    15,800  Fuelcell Energy, Inc. (c)(d) .....................        365,928
     6,100  Harman International Industries, Inc. ............        232,349
    10,200  Intermagnetics General Corp. (c) .................        330,480
    12,700  Mettler Toledo International, Inc. (c) ...........        549,275
    17,500  PerkinElmer, Inc. ................................        481,775
     5,000  Rudolph Technologies, Inc. (c) ...................        230,050
                                                                -------------
                                                                    5,489,279
                                                                -------------
            FINANCIAL SERVICES-- 2.3%
     6,300  AmeriCredit Corp. (c) ............................        327,285
    58,300  IndyMac Mortgage Holdings, Inc. (c) ..............      1,562,440
    24,325  Metris Co. .......................................        819,996
    42,200  Nextcard, Inc. (c) ...............................        443,100
    67,300  Saxon Cap Acquisition Corp. (c) ..................        673,000
    26,050  Waddell & Reed Financial, Inc. ...................        827,087
                                                                -------------
                                                                    4,652,908
                                                                -------------
            FOOD & BEVERAGES-- 2.3%
    27,300  Constellation Brands, Inc. (c) ...................      1,119,300
   185,000  Del Monte Foods Co. (c) ..........................      1,550,300
            107,000 Ralcorp Holdings, Inc. (c) ...............      2,005,180
                                                                -------------
                                                                    4,674,780
                                                                -------------
            GAS & PIPELINE UTILITIES-- 0.1%
     1,300  Energen Corp. ....................................         35,880
     6,600  MDU Resources Group, Inc. ........................        208,824
                                                                -------------
                                                                      244,704
                                                                -------------
            HEALTH CARE-MEDICAL TECHNOLOGY-- 1.7%
    20,800  Cerus Corp. (c) ..................................      1,504,880
    56,000  Endocardial Solutions, Inc. (c) ..................        322,000
    21,150  Exelixis, Inc. (c) ...............................        388,102
    14,600  MiniMed, Inc. (c) ................................        687,076
    11,800  Trimeris, Inc. (c) ...............................        551,060
                                                                -------------
                                                                    3,453,118
                                                                -------------
            HEALTH CARE-SERVICES-- 1.3%
    68,800  First Health Group Corp. (c) .....................      1,850,032
    28,100  Oxford Health Plans, Inc. (c) ....................        803,660
                                                                -------------
                                                                    2,653,692
                                                                -------------
            HOTELS & RESTAURANTS-- 1.3%
     9,700  CEC Entertainment, Inc. (c) ......................        478,695
    19,350  Cheesecake Factory, Inc. (c) .....................        549,927
     4,400  Four Seasons Hotels, Inc. ........................        243,540
    27,400  Penn National Gaming, Inc. (c) ...................        701,440
    60,000  Prime Hospitality Corp. (c) ......................        711,000
    97,300  Steakhouse Partners, Inc. (c) ....................         96,327
                                                                -------------
                                                                    2,780,929
                                                                -------------
            HOUSEHOLD APPLIANCES & HOME FURNISHINGS-- 0.1%
    50,000  Oakwood Homes Corp ...............................        250,000
                                                                -------------
            HOUSEHOLD PRODUCTS-- 0.2%
    23,000  Oakley, Inc. (c) .................................        425,500
                                                                -------------
            INDUSTRIAL GOODS & SERVICES-- 0.5%
    10,000  Gardner Denver Machinery, Inc. (c) ...............        205,500
    74,000  Intergrated Electrical Services (c) ..............        721,500
                                                                -------------
                                                                      927,000
                                                                -------------
            INDUSTRIAL MACHINERY-- 0.5%
    60,000  Columbus McKinnon Corp. ..........................        597,000
    30,000  Maverick Tube Corp. (c) ..........................        508,500
                                                                -------------
                                                                    1,105,500
                                                                -------------
            INSURANCE-- 3.0%
    20,500  HCC Insurance Holdings, Inc. .....................        502,250
     8,600  Markel Corp. (c) .................................      1,689,900
    25,000  PMI Group, Inc. ..................................      1,791,500
    17,184  Radian Group, Inc. ...............................        695,093
     6,700  RenaissanceRe Holdings, Ltd. .....................        496,470
    20,100  StanCorp Financial Group, Inc. ...................        952,539
                                                                -------------
                                                                    6,127,752
                                                                -------------
            INTERNET-- 0.3%
    13,500  Internet Security Systems, Inc. (c) ..............        654,210
                                                                -------------
            INTERNET CONTENT-- 2.1%
   340,300  billserv.com, Inc. (c) ...........................        697,615
   122,500  C Bridge Internet Solutions, Inc. (c) ............        193,231
    40,900  DigitalThink, Inc. (c) ...........................        316,975
    60,000  Earthlink, Inc. (c) ..............................        868,800
    13,500  Skillsoft Corp. (c) ..............................        459,675
   226,000  Viewpoint Corp. (c) ..............................      1,695,000
                                                                -------------
                                                                    4,231,296
                                                                -------------
            LEISURE-- 0.5%
    21,500  Cheap Tickets, Inc. ..............................        269,825
    11,100  Expedia, Inc. (c) ................................        525,585
     8,500  Travelocity Common, Inc. .........................        260,950
                                                                -------------
                                                                    1,056,360
                                                                -------------
            MACHINERY-- 0.5%
    40,000  Imation Corp. (c) ................................      1,008,000
                                                                -------------
            MEDIA & ENTERTAINMENT-- 0.7%
    25,000  4 Kids Entertainment, Inc. (c)(d) ................        478,750
    51,500  At Home Corp. (c) ................................        109,180
   132,300  Pinnacle Systems, Inc. (c) .......................        805,707
                                                                -------------
                                                                    1,393,637
                                                                -------------

            MEDICAL PRODUCTS-- 1.0%
    60,000  Conmed Corp. (c) .................................      1,566,000
   160,000  Hanger Orthopedic Group, Inc. (c) ................        408,000
                                                                -------------
                                                                    1,974,000
                                                                -------------
            MINING-- 0.6%
    17,700  Shaw Group, Inc. (c) .............................        709,770
    25,000  USX-U.S. Steel Group .............................        503,750
                                                                -------------
                                                                    1,213,520
                                                                -------------
            OIL & GAS-- 0.5%
     2,700  Stone Energy Corp. (c) ...........................        119,610
    30,600  Veritas DGC, Inc. (c) ............................        849,150
                                                                -------------
                                                                      968,760
                                                                -------------
            OIL & GAS-DRILLING EQUIPMENT-- 1.1%
    21,500  Hanover Compressor Co. (c) .......................        711,435
    32,700  National-Oilwell, Inc. (c) .......................        876,360
    13,850  Transocean Sedco Forex, Inc. .....................        571,313
                                                                -------------
                                                                    2,159,108
                                                                -------------
            OIL & GAS-EXPLORATION & PRODUCTION-- 0.5%
    29,500  Newfield Exploration Co. (c) .....................        945,770
                                                                -------------
            OTHER FINANCE-- 0.3%
    20,000  NCO Group, Inc. ..................................        618,600
                                                                -------------
            PETROLEUM SERVICES-- 0.8%
    79,900  Key Energy Group (c) .............................        866,116
    18,700  Spinnaker Exploration Co. (c) ....................        745,382
                                                                -------------
                                                                    1,611,498
                                                                -------------
            RADIO-- 1.6%
    16,900  Entercom Communications Corp. (c) ................        906,009
    29,400  Radio One, Inc. (c) ..............................        633,570
    44,000  Westwood One, Inc. (c) ...........................      1,621,400
                                                                -------------
                                                                    3,160,979
                                                                -------------
            RAILROADS & EQUIPMENT-- 1.4%
    12,500  Landstar Systems, Inc. (c) .......................        867,375
    52,500  Railamerica, Inc. (c) ............................        599,550
    28,100  Swift Transportation Co., Inc. (c) ...............        539,520
    40,000  Werner Enterprises, Inc. .........................        870,000
                                                                -------------
                                                                    2,876,445
                                                                -------------
            REAL ESTATE INVESTMENT TRUSTS-- 1.9%
   100,000  Catellus Development Corp. (c) ...................      1,745,000
    10,200  CBL & Associates Properties, Inc. ................        313,038
    40,000  Redwood Trust, Inc. ..............................        910,000
    11,000  Rent A Center, Inc. (c) ..........................        590,700
    35,000  Trammell Crow Co. (c) ............................        386,750
                                                                -------------
                                                                    3,945,488
                                                                -------------
            RETAIL-- 5.3%
     4,800  Abercrombie & Fitch Co. (c) ......................        213,600
    18,200  AnnTaylor Stores Corp. (c) .......................        651,560
    36,500  bebe Stores, Inc. (c)(d) .........................      1,095,000
   130,000  Delias Corp. (c) .................................        897,000
     2,100  Hot Topic, Inc. (c) ..............................         66,339
    35,000  J. Jill Group, Inc. (c) ..........................        675,500
    24,300  O'Reilly Automotive, Inc. (c) ....................        698,625
    60,000  Priceline.com, Inc. (c) ..........................        541,800
   173,600  Shopko Stores, Inc. (c) ..........................      1,263,808
   170,000  Stamps.com, Inc. (c) .............................        601,800
    20,000  The Men's Wearhouse, Inc. (c) ....................        552,000
    30,000  Too, Inc. (c) ....................................        822,000
     3,900  Tweeter Home Entertainment Group, Inc. (c) .......        137,202
    30,000  Ugly Duckling Corp. (c) ..........................        131,100
    38,500  ValueVision International, Inc. (c) ..............        880,495
    37,000  Williams-Sonoma, Inc. (c) ........................      1,436,340
                                                                -------------
                                                                   10,664,169
                                                                -------------
            RETAIL-FOOD & DRUG-- 1.0%
    24,000  Duane Reade, Inc. (c)(d) .........................        780,000
    42,500  United Natural Foods, Inc. (c) ...................        892,500
    15,600  Whole Foods Market, Inc. (c)(d) ..................        424,632
                                                                -------------
                                                                    2,097,132
                                                                -------------
            SOFTWARE-- 4.4%
    14,000  Agile Software Corp. (c) .........................        239,120
    45,000  FreeMarkets, Inc. (c)(d) .........................        852,750
    12,700  HNC Software, Inc. (c) ...........................        274,320
   349,900  Imanage, Inc. (c) ................................      1,238,646
    28,500  Informatica Corp. (c) ............................        484,500
     3,400  Iona Technologies PLC (ADR) (c) ..................        130,900
    39,300  Legato Systems, Inc. (c) .........................        624,084
    55,000  MatrixOne, Inc. (c) ..............................      1,127,500
    35,000  Nuance Communications (c) ........................        623,000
     3,900  Quest Software, Inc. (c) .........................        147,498
    17,000  Retek, Inc. (c) ..................................        740,180
    47,000  SilverStream Software, Inc. (c) ..................        331,350
    24,800  Smartforce PLC (c) ...............................        872,960
   104,400  Support.com, Inc. (c) ............................        632,664
    10,500  THQ, Inc. (c) ....................................        642,390
                                                                -------------
                                                                    8,961,862
                                                                -------------
            TELECOMMUNICATIONS-- 0.9%
    18,750  C&D Technologies, Inc. ...........................        581,250
    50,000  McLeodUSA, Inc. (c) ..............................        219,500
   615,000  Motient Corp. (c) ................................        615,000
   525,000  Primus Telecomm Group, Inc. (c) ..................        451,500
                                                                -------------
                                                                    1,867,250
                                                                -------------
            TELECOMMUNICATION-SERVICES-- 0.6%
   112,000  FiberNet Telecom Group, Inc. (c) .................        117,600
    50,000  Global Crossing, Ltd. (c) ........................        432,000
   225,000  Latitude Communications, Inc. (c) ................        443,948
    10,700  Leap Wireless International, Inc. (c) ............        324,638
                                                                -------------
                                                                    1,318,186
                                                                -------------
TRANSPORTATION-- 0.6%
    10,000  Frontline, Ltd. ..................................        171,000
    25,000  Teekay Shipping Corp. ............................      1,000,500
   225,000  United Shipping and Technology, Inc. (c) .........        130,500
                                                                -------------
                                                                    1,302,000
                                                                -------------
Total Common Stock
(Identified Cost $182,789,298)                                    193,206,132
                                                                -------------

 PRINCIPAL
   AMOUNT      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 4.4%
$7,129,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 3.85% to be
            repurchased at $7,131,287 on 7/02/2001,
            collateralized by $6,800,000 U.S. Treasury Bond,
            6.250%, due 8/15/2023 valued at $7,271,818 .......  $   7,129,000
   721,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $721,165 on 7/02/2001,
            collateralized by $625,000 U.S. Treasury Bond,
            7.500%, due 11/15/2016 valued at $737,275 ........        721,000
                                                                -------------
 1,041,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $1,041,239 on 7/02/2001,
            collateralized by $905,000 U.S. Treasury Bond,
            7.500%, due 11/15/2016 valued at $1,067,574 ......      1,041,000
                                                                -------------
              Total Short Term Investments
              (Identified Cost $8,891,000)                          8,891,000
                                                                -------------
              Total Investments-- 99.7%
              (Identified Cost $191,680,298) (b)                  202,097,132
              Other assets less liabilities                           525,628
                                                                -------------
              Total Net Assets-- 100%                           $ 202,622,760
                                                                =============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2001 the net unrealized appreciation on investments based on cost of $191,680,298 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost ...........................................   $  37,297,253
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost over
    value ...................................................     (26,880,419)
                                                                -------------
    Net unrealized appreciation .............................   $  10,416,834
                                                                =============
(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2001. ADR An American Depositary Receipt (ADR) is a cetificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                  STAR ADVISERS FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

    SHARES      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------
COMMON STOCK-- 96.1% OF TOTAL NET ASSETS
            AEROSPACE-- 0.8%
    42,000  Alliant Techsystems, Inc. (c) ....................  $   3,775,800
   106,500  Triumph Group, Inc. (c) ..........................      5,218,500
                                                                -------------
                                                                    8,994,300
                                                                -------------
            APPAREL & TEXTILES-- 0.8%
    97,300  Coach, Inc. (c) ..................................      3,702,265
    69,900  Jones Apparel Group, Inc. (c) ....................      3,019,680
    60,800  Liz Claiborne, Inc. ..............................      3,067,360
                                                                -------------
                                                                    9,789,305
                                                                -------------
            AUTOMOTIVE-- 1.9%
   259,000  Ford Motor Co. ...................................      6,358,450
   300,000  General Motors Corp. .............................      6,075,000
   265,700  Lear Corp. (c) ...................................      9,272,930
                                                                -------------
                                                                   21,706,380
                                                                -------------
            BANKS-- 1.7%
   215,500  Comerica, Inc. ...................................     12,412,800
    45,700  Investors Financial Services Corp. ...............      3,081,094
   210,000  US Bancorp .......................................      4,785,900
                                                                -------------
                                                                   20,279,794
                                                                -------------
            BANKS-MAJOR REGIONAL-- 0.5%
    58,900  Citigroup, Inc. ..................................      3,112,276
    53,700  Fifth Third Bancorp ..............................      3,241,332
                                                                -------------
                                                                    6,353,608
                                                                -------------
            BANKS & THRIFTS-- 2.9%
    40,500  Astoria Financial Corp. ..........................      2,347,380
   221,200  Banknorth Group, Inc. ............................      4,979,212
    66,100  Charter One Financial, Inc. ......................      2,108,590
    42,400  City National Corp. ..............................      1,877,896
   147,800  Colonial BancGroup, Inc. .........................      2,125,364
    59,500  Downey Financial .................................      2,811,970
   154,700  North Fork Bancorp, Inc. .........................      4,795,700
   346,500  Washington Mutual, Inc. ..........................     13,011,075
                                                                -------------
                                                                   34,057,187
                                                                -------------
            BIOTECHNOLOGY-- 1.3%
    54,100  ICOS Corp. (c) ...................................      3,419,120
    57,200  IDEC Pharmaceuticals Corp. (c) ...................      3,726,008
    39,000  Medicis Pharmaceutical Corp. (c) .................      2,067,000
    35,100  Protein Design Labs, Inc. (c) ....................      2,948,400
    95,900  Tularik, Inc. (c) ................................      2,559,571
                                                                -------------
                                                                   14,720,099
                                                                -------------
            BROADCASTING-- 2.5%
   305,800  Charter Communications, Inc. (c) .................      7,131,256
   145,300  Clear Channel Communications, Inc. (c) ...........      9,110,310
   152,245  Comcast Corp. (c) ................................      6,607,433
    57,000  E. W. Scripps Co. ................................      3,933,000
    67,400  Univision Communications, Inc. (c) ...............      2,883,372
                                                                -------------
                                                                   29,665,371
                                                                -------------
            BUILDING CONSTRUCTION-- 0.4%
   137,700  Crane Co. ........................................      4,268,700
                                                                -------------
            BUILDING & RELATED-- 0.8%
   395,000  Masco Corp. ......................................      9,859,200
                                                                -------------
            BUSINESS SERVICES-- 2.4%
    95,700  Apollo Group (c) .................................      4,043,325
   588,500  Cendant Corp. (c) ................................     11,475,750
    51,600  Concord EFS, Inc. (c) ............................      2,881,860
   145,200  National Processing, Inc. (c) ....................      4,065,600
    78,400  Sabre Group Holdings, Inc. (c) ...................      3,920,000
    78,200  Viad Corp. .......................................      2,064,480
                                                                -------------
                                                                   28,451,015
                                                                -------------
            CHEMICALS-- 0.7%
   186,200  Engelhard Corp. ..................................      4,802,098
    97,900  Valspar Corp. ....................................      3,475,450
                                                                -------------
                                                                    8,277,548
                                                                -------------
            CHEMICALS-SPECIALTY-- 0.3%
    47,300  Cabot Microelectronics Corp. (c) .................      2,967,602
                                                                -------------
            COMMUNICATION SERVICES-- 2.2%
    50,000  Gannett Co. ......................................      3,295,000
   117,200  Macrovision Corp. (c) ............................      7,934,440
   365,000  Sprint Corp. .....................................      7,796,400
    67,500  Triton PCS Holdings, Inc. (c) ....................      2,713,500
   113,500  Westwood One, Inc. (c) ...........................      4,182,475
    13,036  Worldcom, Inc. ...................................        220,308
                                                                -------------
                                                                   26,142,123
                                                                -------------
            COMPUTER HARDWARE-- 0.6%
    63,500  International Business Machines Corp. ............      7,175,500
                                                                -------------
            COMPUTER-NETWORKING-- 1.7%
   117,100  Brocade Communications Systems, Inc. (c) .........      5,082,140
   229,100  Cabletron Systems, Inc. (c) ......................      5,234,935
   149,000  Emulex Corp. (c) .................................      5,813,980
   191,900  McData Corp. (c) .................................      3,828,405
                                                                -------------
                                                                   19,959,460
                                                                -------------
            COMPUTER SOFTWARE & SERVICES-- 2.1%
   100,000  Electronic Arts, Inc. (c) ........................      5,755,000
   296,000  Entergris, Inc. (c) ..............................      3,170,160
   113,000  SunGard Data Systems, Inc. (c) ...................      3,391,130
    55,400  Synopsys, Inc. (c) ...............................      2,625,960
   373,600  TIBCO Software, Inc. (c) .........................      5,137,000
    62,700  VERITAS Software Corp. (c) .......................      4,225,353
                                                                -------------
                                                                   24,304,603
                                                                -------------
            COMPUTERS & BUSINESS EQUIPMENT-- 0.7%
   794,000  Xerox Corp. ......................................      7,598,580
                                                                -------------
            CONGLOMERATES-- 0.1%
    46,700  General Maritime Corp. (c) .......................        681,820
                                                                -------------
            CONSTRUCTION-- 0.5%
   126,100  Halliburton Co. ..................................      4,489,160
    53,000  Phoenix Companies, Inc. (c) (d) ..................        985,800
                                                                -------------
                                                                    5,474,960
                                                                -------------
            CONSUMER GOODS & SERVICES-- 3.2%
   470,000  Brunswick Corp. ..................................     11,294,100
   276,000  H & R Block, Inc. ................................     17,815,800
   459,000  Mattel, Inc. .....................................      8,684,280
                                                                -------------
                                                                   37,794,180
                                                                -------------
            CONSUMER PRODUCTS-- 0.3%
    78,300  Avery Dennison Corp. .............................      3,997,215
                                                                -------------
            CONTAINERS & PACKAGING-- 0.7%
   201,600  Packaging Corporation of America (c) .............      3,130,848
    90,000  Temple-Inland, Inc. ..............................      4,796,100
                                                                -------------
                                                                    7,926,948
                                                                -------------
            DOMESTIC OIL-- 0.7%
    70,200  Phillips Petroleum Co. ...........................      4,001,400
   126,900  Unocal Corp. .....................................      4,333,635
                                                                -------------
                                                                    8,335,035
                                                                -------------
            DRUGS & HEALTHCARE-- 1.9%
    89,700  Abgenix, Inc. (c) ................................      3,952,182
    26,900  Cephalon, Inc. (c) ...............................      1,924,695
    64,300  COR Therapeutics, Inc. (c)(d) ....................      1,954,720
    64,800  MAXIMUS, Inc. (c) ................................      2,597,832
    54,400  MedImmune, Inc. (c) ..............................      2,586,176
    96,500  Pfizer, Inc. .....................................      3,864,825
    34,700  Quest Diagnostics, Inc. (c) ......................      2,597,295
    50,600  UnitedHealth Group, Inc. .........................      3,124,550
                                                                -------------
                                                                   22,602,275
                                                                -------------
            ELECTRIC COMPANIES-- 0.7%
   175,000  TXU Corp. ........................................      8,433,250
                                                                -------------
            ELECTRIC UTILITIES-- 2.8%
   115,600  Alliant Energy Corp. (c) .........................      3,369,740
   105,700  American Power Conversion Corp. (c) ..............      1,571,759
   163,100  Calpine Corp. (c) ................................      6,165,180
    90,200  Cinergy Corp. ....................................      3,152,490
    45,300  Dominion Resources, Inc. .........................      2,723,889
   230,900  Energy East Corp. ................................      4,828,119
   210,600  Mirant Corp. (c) .................................      7,244,640
   132,200  Reliant Resources, Inc. (c) ......................      3,265,340
                                                                -------------
                                                                   32,321,157
                                                                -------------
            ELECTRICAL EQUIPMENT-- 0.5%
    73,000  Avnet, Inc. ......................................      1,636,660
    39,900  Ballard Power Systems, Inc. (c)(d) ...............      1,863,330
   156,300  Sensormatic Electronics Corp. (c) ................      2,657,100
                                                                -------------
                                                                    6,157,090
                                                                -------------
            ELECTRONIC COMPONENTS-- 1.5%
   104,900  Capstone Turbine Corp. (c) .......................      2,307,800
    66,800  CTS Corp. ........................................      1,369,400
   139,500  LSI Logic Corp. (c) ..............................      2,622,600
    54,200  Maxim Integrated Products, Inc. (c) ..............      2,515,422
    97,700  Rogers Corp. (c) .................................      2,589,050
    44,900  SPX Corp. (c) ....................................      5,620,582
                                                                -------------
                                                                   17,024,854
                                                                -------------
            ELECTRONICS-- 0.9%
   149,000  Beckman Coulter, Inc. ............................      6,079,200
   127,500  Research in Motion, Ltd. (c)(d) ..................      4,110,600
                                                                -------------
                                                                   10,189,800
                                                                -------------
            ELECTRONICS-SEMICONDUCTORS-- 0.2%
    86,900  Semtech Corp. (c) ................................      2,711,280
                                                                -------------
            FINANCIAL SERVICES-- 4.4%
   289,000  Equifax, Inc. ....................................     10,600,520
   144,600  Freddie Mac ......................................     10,122,000
    55,700  Heller Financial, Inc. ...........................      2,228,000
   371,200  Moody's Corp. ....................................     12,435,200
   295,900  The New Dun and Bradstreet Corp. (c) .............      8,344,380
   110,800  USA Education, Inc. ..............................      8,088,400
                                                                -------------
                                                                   51,818,500
                                                                -------------
            FOOD & BEVERAGES-- 2.2%
    96,500  Corn Products International, Inc. ................      3,088,000
   234,000  H.J. Heinz Co. ...................................      9,568,260
   217,600  Hormel Foods Corp. ...............................      5,296,384
   390,000  Sara Lee Corp. ...................................      7,386,600
                                                                -------------
                                                                   25,339,244
                                                                -------------
            GAS & PIPELINE UTILITIES-- 0.4%
    93,300  El Paso Corp. ....................................      4,901,982
                                                                -------------
            HEALTHCARE-DIVERSIFIED-- 0.8%
   176,300  Bristol-Myers Squibb Co. .........................      9,220,490
                                                                -------------
            HEALTHCARE-DRUGS MAJOR-- 0.4%
    95,600  King Pharmaceuticals, Inc. (c) ...................      5,138,500
                                                                -------------
            HEALTHCARE-LONG TERM CARE-- 0.3%
   122,500  Manor Care, Inc. (c) .............................      3,889,375
                                                                -------------
            HEALTHCARE-MANAGED CARE-- 0.2%
    49,600  Universal Health Services, Inc. ..................      2,256,800
                                                                -------------
            HEALTHCARE-MEDICAL PRODUCTS & SUPPLIES-- 2.4%
   559,000  Apogent Technologies, Inc. (c) ...................     13,751,400
   250,100  Cytyc Corp. (c) ..................................      5,759,803
    35,200  Enzon, Inc. (c)(d) ...............................      2,177,120
    39,400  Genzyme Corp. (c) ................................      2,321,842
   170,500  Sybron Dental Specialties, Inc. (c) ..............      3,493,545
                                                                -------------
                                                                   27,503,710
                                                                -------------
            HEALTH CARE-PRODUCTS-- 1.1%
   175,100  American Home Products Corp. .....................     10,232,844
   273,700  Water Pik Tech, Inc. (c) .........................      2,312,765
                                                                -------------
                                                                   12,545,609
                                                                -------------
            HEALTH CARE-SERVICES-- 0.7%
   112,600  IMS Health, Inc. .................................      3,209,100
    57,600  Laboratory Corp. .................................      4,429,440
                                                                -------------
                                                                    7,638,540
                                                                -------------
            HEALTHCARE-SPECIALIZED SERVICES-- 0.6%
    58,100  Human Genome Sciences, Inc. (c) ..................      3,481,352
   104,400  IDEXX Laboratories, Inc. (c) .....................      3,219,696
                                                                -------------
                                                                    6,701,048
                                                                -------------
            HOTELS & RESTAURANTS-- 1.7%
    81,600  Darden Restaurants, Inc. .........................      2,276,640
   389,000  Tricon Global Restaurants, Inc. (c) ..............     17,077,100
                                                                -------------
                                                                   19,353,740
                                                                -------------
            HOUSEHOLD APPLIANCES & HOME FURNISHINGS-- 4.8%
   130,000  American Greetings Corp. .........................      1,430,000
   298,000  Black & Decker Corp. .............................     11,759,080
   131,421  D.R. Horton, Inc. ................................      2,983,257
   540,300  Fortune Brands, Inc. .............................     20,725,908
   222,100  Leggett & Platt, Inc. ............................      4,892,863
   191,800  Mohawk Industries, Inc. (c) ......................      6,751,360
   295,000  Newell Rubbermaid, Inc. ..........................      7,404,500
                                                                -------------
                                                                   55,946,968
                                                                -------------
            HOUSEHOLD PRODUCTS-- 0.8%
   630,000  The Dial Corp. ...................................      8,977,500
                                                                -------------
            INSURANCE-- 2.4%
   201,400  AFLAC, Inc. (c) ..................................      6,342,086
    70,800  Annuity & Life Re (Holdings) Ltd. ................      2,531,100
    63,500  Arthur J. Gallagher & Co. ........................      1,651,000
   114,100  First American Financial Corp. ...................      2,161,054
   101,200  John Hancock Financial Services, Inc. ............      4,074,312
    91,800  Lincoln National Corp., Inc. .....................      4,750,650
   150,200  Old Republic International Co. ...................      4,355,800
    60,600  Protective Life Corp. ............................      2,082,822
     2,700  Willis Group Holdings Ltd. (c) ...................         47,925
                                                                -------------
                                                                   27,996,749
                                                                -------------

            INVESTMENT COMPANIES-- 1.0%
   136,000  Allied Capital Corp. .............................      3,148,400
   163,200  Federated Investors, Inc. ........................      5,255,040
   108,600  Instinet Group, Inc. (c) .........................      1,981,950
    31,100  Investment Technology Group, Inc. (c) ............      1,564,019
                                                                -------------
                                                                   11,949,409
                                                                -------------
            LEISURE & LODGING-- 0.6%
   233,100  The Walt Disney Co. ..............................      6,734,259
                                                                -------------
            LEISURE-- 0.2%
    45,100  Harman International Industries, Inc. ............      1,717,859
                                                                -------------
            MACHINERY-- 1.6%
    90,100  Applied Materials, Inc. (c) ......................      4,613,120
   240,000  Cooper Industries, Inc. ..........................      9,501,600
    65,000  Eaton Corp. ......................................      4,556,500
                                                                -------------
                                                                   18,671,220
                                                                -------------
            MANUFACTURING-DIVERSIFIED-- 1.2%
            263,900 Tyco International, Ltd. .................     14,382,550
                                                                -------------
            MANUFACTURING-SPECIALIZED-- 0.0%
     2,300  Global Power Equipment Group, Inc. (c) ...........         67,390
                                                                -------------
            MINING-- 0.0%
    16,200  Peabody Energy Corp. .............................        530,550
                                                                -------------
            MULTIMEDIA-- 1.1%
            186,100 AOL Time Warner, Inc. (c) ................      9,863,300
    66,900  Viacom, Inc. (c) .................................      3,462,075
                                                                -------------
                                                                   13,325,375
                                                                -------------
            NETWORK SYSTEMS-- 1.1%
   170,900  Extreme Networks, Inc. (c) .......................      4,896,285
   275,100  Foundry Networks, Inc. (c) .......................      5,364,450
   114,100  ONI Systems Corp. (c) ............................      3,107,057
                                                                -------------
                                                                   13,367,792
                                                                -------------
            OIL & GAS-DRILLING & EQUIPMENT-- 0.1%
    42,600  Santa Fe International Corp. .....................      1,235,400
                                                                -------------
            OIL & GAS-EXPLORATION & PRODUCTION-- 3.3%
   132,600  Anadarko Petroleum Corp. .........................      7,164,378
   110,000  Burlington Resources, Inc. .......................      4,394,500
   240,000  Conoco, Inc. .....................................      6,768,000
    98,400  Exxon Mobil Corp. ................................      8,595,240
   145,000  Sunoco, Inc. .....................................      5,311,350
    61,800  Texaco, Inc. .....................................      4,115,880
    60,300  Triton Energy, Ltd. (c) ..........................      1,974,825
                                                                -------------
                                                                   38,324,173
                                                                -------------
            OIL & GAS-REFINING & MARKETING-- 0.8%
   107,200  Chevron Corp. ....................................      9,701,600
                                                                -------------
            OIL & GAS-SERVICES-- 1.0%
   154,400  BJ Services Co. (c) ..............................      4,381,872
   112,500  Shaw Group, Inc. (c) .............................      4,511,250
   112,900  Veritas DGC, Inc. (c) ............................      3,132,975
                                                                -------------
                                                                   12,026,097
                                                                -------------
            OIL-INDEPENDENT PRODUCERS-- 0.2%
    53,800  Devon Energy Corp. ...............................      2,824,500
                                                                -------------
            PAPER-- 0.2%
    76,600  Boise Cascade Corp. ..............................      2,694,022
                                                                -------------
            PUBLISHING-- 2.2%
   230,000  Knight-Ridder, Inc. ..............................     13,639,000
   116,300  Lamar Advertising Co. (c) ........................      5,367,245
   108,200  R. H. Donnelley Corp. (c) ........................      3,462,400
   110,300  Wiley, John & Son, Inc. ..........................      2,608,595
                                                                -------------
                                                                   25,077,240
                                                                -------------
            RAILROADS & EQUIPMENT-- 0.6%
   110,800  Canadian Pacific, Ltd. ...........................      4,293,500
   143,000  Wabtec ...........................................      2,145,000
                                                                -------------
                                                                    6,438,500
                                                                -------------
            REAL ESTATE INVESTMENT TRUSTS-- 1.0%
    86,300  Boston Properties, Inc. ..........................      3,529,670
    76,600  Istar Financial, Inc. ............................      2,160,120
   124,300  Liberty Property Trust ...........................      3,679,280
   117,901  MeriStar Hospitality Corp. .......................      2,800,149
                                                                -------------
                                                                   12,169,219
                                                                -------------
            RETAIL-- 4.8%
   162,700  Costco Wholesale Corp. (c) .......................      6,839,908
   215,400  CVS Corp. ........................................      8,314,440
   120,200  Dollar Tree Stores, Inc. (c) .....................      3,311,510
   417,000  Kroger Co. (c) ...................................     10,425,000
   120,900  Lowe's Co., Inc. .................................      8,771,295
    80,800  Michaels Stores, Inc. (c) ........................      3,179,480
   209,700  Ross Stores, Inc. ................................      5,024,412
   168,000  Target Corp. .....................................      5,812,800
    98,300  Williams-Sonoma, Inc. (c) ........................      3,816,006
                                                                -------------
                                                                   55,494,851
                                                                -------------
            RETAIL-APPAREL-- 0.4%
   118,600  American Eagle Outfitters, Inc. (c) ..............      4,359,736
                                                                -------------
            RETAIL-COMPUTER & ELECTRONICS-- 0.2%
    66,700  CDW Computer Centers, Inc. (c) ...................      2,637,985
                                                                -------------
            RETAIL-GENERAL MERCHANDISE-- 0.3%
   294,600  K-Mart (c) .......................................      3,379,062
                                                                -------------
            RETAIL-GROCERY-- 0.3%
    53,300  Kraft Foods, Inc. (c) ............................      1,652,300
   134,400  SUPERVALU, Inc. ..................................      2,358,720
                                                                -------------
                                                                    4,011,020
                                                                -------------
            RETAIL-SPECIALTY-- 0.9%
   100,800  Bed Bath & Beyond, Inc. (c) ......................      3,076,416
   116,000  Home Depot, Inc. .................................      5,399,800
    57,900  Zale Corp. (c) ...................................      1,951,230
                                                                -------------
                                                                   10,427,446
                                                                -------------
            SEMICONDUCTOR-ELECTRONICS-- 1.9%
   146,900  Cree Research, Inc. (c) ..........................      3,922,230
   165,900  Intersil Holding Corp. (c) .......................      5,682,075
   119,700  QLogic Corp. (c) .................................      7,705,089
   218,700  Symbol Technologies, Inc. ........................      4,855,140
                                                                -------------
                                                                   22,164,534
                                                                -------------
            SEMICONDUCTOR-EQUIPMENT-- 1.7%
   140,300  Integrated Device
            Technology, Inc. (c) .............................      4,335,270
   108,000  KLA-Tencor Corp. (c) .............................      6,354,720
   137,200  Lattice Semiconductor Corp. (c) ..................      3,395,700
   149,500  Marvell Technology Group, Ltd. (c) ...............      4,043,975
    39,600  Novellus Systems, Inc. (c) .......................      2,205,324
                                                                -------------
                                                                   20,334,989
                                                                -------------
            SOFTWARE-- 2.3%
    52,600  Hotel Reservations Network, Inc. (c) .............      2,447,478
   315,400  Informix Corp. (c) ...............................      1,734,700
   117,700  Mercury Interactive Corp. (c) ....................      7,199,709
   107,900  Openwave Systems, Inc. (c) .......................      3,511,174
   326,700  Oracle Corp. (c) .................................      6,439,257
   155,100  Quest Software, Inc. (c) .........................      5,865,882
                                                                -------------
                                                                   27,198,200
                                                                -------------

            SPECIALTY PRINTING-- 0.9%
   145,900  Harte-Hanks, Inc. ................................      3,612,484
   183,100  Valassis Communications, Inc. (c) ................      6,554,980
                                                                -------------
                                                                   10,167,464
                                                                -------------
            TELECOMMUNICATIONS-- 2.4%
   697,400  AT&T Corp. .......................................     15,342,800
    50,000  CenturyTel, Inc. .................................      1,515,000
   254,100  Nextel Communications, Inc. (c) ..................      4,426,422
    71,900  Sprint Corp. (PCS Group) (c) .....................      1,736,385
   325,900  WorldCom, Inc. (c) ...............................      4,855,910
                                                                -------------
                                                                   27,876,517
                                                                -------------
            TELECOMMUNICATIONS-CELLULAR-- 0.9%
   360,000  Motorola, Inc. ...................................      5,961,600
   160,600  RF Micro Devices, Inc. (c) .......................      4,252,688
                                                                -------------
                                                                   10,214,288
                                                                -------------
            TELECOMMUNICATIONS-EQUIPMENT-- 1.2%
   170,400  Advanced Fibre Communications, Inc. (c) ..........      3,897,048
    76,000  Commscope, Inc. (c) ..............................      1,786,000
   267,800  Finisar Corp. (c) ................................      4,991,792
   162,900  Sonus Networks, Inc. (c) .........................      3,648,960
                                                                -------------
                                                                   14,323,800
                                                                -------------
            TRANSPORTATION-- 0.2%
    59,100  GATX Corp. .......................................      2,369,910
                                                                -------------
               Total Common Stock
               (Identified Cost $1,018,714,133) ..............  1,123,645,951
                                                                -------------

 PRINCIPAL
   AMOUNT      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------
            SHORT TERM INVESTMENTS-- 4.8%
$23,383,000 Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $23,388,359 on 7/02/2001,
            collateralized by $18,740,000 U.S. Treasury Bond,
            8.125%, due 5/15/2021 valued at $23,851,298 ...... $   23,383,000
                                                               --------------
 26,391,000 Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 3.85% to be
            repurchased at $26,399,467 on 7/02/2001,
            collateralized by $25,175,000 U.S. Treasury Bond,
            6.25%, due 8/15/2023 valued at $26,921,767 .......     26,391,000
                                                               --------------
  1,796,000 Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $1,796,412 on 7/02/2001,
            collateralized by $1,555,000 U.S. Treasury Bond,
            7.500%, due 11/15/2016 valued at $1,834,340 ......      1,796,000
                                                               --------------
  4,549,000 UBS Finance, Inc., 080%, 7/02/2001 ...............      4,548,484
                                                               --------------
                Total Short Term Investments
                (Identified Cost $56,118,484).................     56,118,484
                                                               --------------
                Total Investments -- 100.9%
                (Identified Cost $1,074,832,617)(b)...........  1,179,764,435
                Other assets less liabilities                     (10,956,912)
                                                               --------------
                        Total Net Assets-- 100% .............. $1,168,807,523
                                                               --------------


(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2001 the net unrealized appreciation on investments based on cost of $1,074,832,617 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost ............................................ $  150,702,985
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost
    over value ...............................................    (45,771,167)
                                                               --------------
        Net unrealized appreciation .......................... $  104,931,818
                                                               --------------

(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2001.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 STAR WORLDWIDE FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

    SHARES      DESCRIPTION                                       VALUE(a)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.4% OF TOTAL NET ASSETS
            ARGENTINA -- 0.6%
    60,850  Quilmes Indl Quinsa Societe ......................  $   1,277,850
                                                                -------------
            AUSTRALIA-- 2.8%
    58,500  Australia & New Zealand
            Banking Group, Ltd. ..............................        504,380
    17,400  Commonwealth Bank of Australia ...................        303,077
    28,300  CRA, Ltd. ........................................        492,791
   203,100  Foster's Brewing Group Ltd. ......................        567,680
   644,000  John Fairfax Holdings, Ltd. ......................      1,330,312
    21,600  National Australia Bank, Ltd. ....................        386,171
   668,532  Nufarm, Ltd. .....................................      1,000,790
   108,200  QBE Insurance Group, Ltd. (c) ....................        651,763
    38,600  Wesfarmers, Ltd. (d) .............................        533,740
                                                                -------------
                                                                    5,770,704
                                                                -------------
            AUSTRIA-- 0.1%
     5,800  Flughafen Wien AG ................................        188,007
                                                                -------------
            BELGIUM-- 0.3%
    23,700  Interbrew ........................................        634,672
                                                                -------------
            BRAZIL-- 1.2%
    15,488  Embraer Empresa De Brasileira ....................        604,806
187,200,000 Telemig Celular Participacoes SA (c) .............        592,739
    49,900  Unibanco - Uniao de Bancos Brasileiros SA (GDR) ..      1,269,955
                                                                -------------
                                                                    2,467,500
                                                                -------------
            CANADA-- 2.1%
    31,300  Anderson Exploration, Ltd. (c) ...................        632,146
     8,100  Ballard Power Systems, Inc. (d) ..................        378,270
    36,600  Bombardier, Inc., Class B ........................        549,868
    14,700  Canadian Pacific, Ltd. ...........................        568,007
    22,200  Petro-Canada .....................................        526,914
    15,400  Precision Drilling Corp. (c) .....................        480,489
    19,000  Royal Bank of Canada .............................        608,085
    50,000  TransCanada Pipelines, Ltd. ......................        617,752
                                                                -------------
                                                                    4,361,531
                                                                -------------
            DENMARK-- 1.4%
    39,300  Danske Bank A/S ..................................        706,738
    36,170  Novo Nordisk AS (c) ..............................      1,601,426
    13,510  Vestas Wind Systems AS ...........................        630,446
                                                                -------------
                                                                    2,938,610
                                                                -------------
            FINLAND-- 2.5%
    24,900  Kone Corp. .......................................      1,688,120
   228,800  Metso OYJ ........................................      2,540,044
    41,790  Nokia OYJ ........................................        948,058
                                                                -------------
                                                                    5,176,222
                                                                -------------
            FRANCE-- 6.2%
    14,800  Accor SA .........................................        625,232
    19,400  Aventis SA .......................................      1,550,342
     3,000  Bic ..............................................        109,321
    11,200  BNP Paribas SA ...................................        975,720
    11,400  Carrefour SA .....................................        603,808
     1,520  Castorama Dubois
            Investissement SA (d) ............................        327,055
    25,648  Chargeurs SA .....................................      1,804,037
     5,700  Coflexip SA (d) ..................................        826,009
    43,500  Compagnie Generale des
            Establissements Michelin, Class B (d) ............      1,377,610
    35,149  JCDecaux SA (c) ..................................        470,635
    37,600  Orange SA (c) ....................................        305,895
     9,100  STMicroelectronics NV (d) ........................        309,400
     9,795  TotalFinaElf SA ..................................      1,372,947
    18,000  Vivendi Environnemt (d) ..........................        758,281
    19,316  Vivendi Universal SA .............................      1,127,029
                                                                -------------
                                                                   12,543,321
                                                                -------------
            GERMANY-- 1.9%
     2,650  Allianz AG (d) ...................................        774,220
     4,280  Muenchener Rueckversicherungs-
            Gesellschaft AG (d) ..............................      1,194,036
     1,920  Porsche AG .......................................        662,231
     4,740  Sap AG ...........................................        658,412
     8,220  Software AG ......................................        537,778
                                                                -------------
                                                                    3,826,677
                                                                -------------
            GREECE-- 0.4%
   157,000  Panafon Hellenic Telecom SA ......................        851,517
                                                                -------------
            HONG KONG-- 2.4%
   141,500  China Mobile (Hong Kong), Ltd. (c) ...............        745,615
   484,500  Cnooc, Ltd. (c) ..................................        462,772
    13,600  Dah Sing Financial Group .........................         70,269
 1,519,951  First Pacific Co., Ltd. ..........................        329,331
 1,893,000  Giordano International, Ltd. .....................        995,064
   708,000  Huaneng Power International, Inc. ................        433,434
    37,000  Hutchison Whampoa, Ltd. ..........................        373,567
 2,078,000  Mandarin Oriental International, Ltd. ............      1,101,340
    47,000  Sun Hung Kai Properties, Ltd., 144A (d) ..........        423,312
                                                                -------------
                                                                    4,934,704
                                                                -------------
            INDIA-- 0.2%
    26,200  Dr. Reddy's Laboratories, Ltd. (c) ...............        486,010
                                                                -------------
            IRELAND-- 1.9%
   162,700  Anglo Irish Bank Corp., 144A .....................        619,081
    35,000  Bank of Ireland ..................................        347,031
    21,600  Elan Corp., PLC (ADR) (c)(d) .....................      1,317,600
   537,000  Independent News & Media PLC .....................      1,069,439
    56,200  Ryanair Holdings (c) .............................        583,427
                                                                -------------
                                                                    3,936,578
                                                                -------------
            ISRAEL-- 0.9%
     7,800  Check Point Software
            Technolgies, Ltd. ................................        397,800
     2,500  Comverse Technology, Inc. (c) ....................        144,350
    22,900  Orbotech, Ltd. (ADR) (c) .........................        825,545
     5,900  Teva Pharmaceutical
            Industries, Ltd. (ADR) ...........................        366,095
                                                                -------------
                                                                    1,733,790
                                                                -------------
            ITALY-- 1.8%
   137,000  BCA Popolare Di Verona (d) .......................      1,298,005
    51,100  ENI ..............................................        623,587
   212,500  Fila Holdings SpA (ADR) ..........................        796,875
    80,800  Riunione Adriatica
            di Sicurta SpA (d) ...............................        994,242
                                                                -------------
                                                                    3,712,709
                                                                -------------
            JAPAN-- 9.2%
    12,000  Canon, Inc. ......................................        484,965
    81,000  Daiwa House Industry Co., Ltd. ...................        635,218
   162,000  Daiwa Securities Group, Inc. .....................      1,695,213
     3,700  Fast Retailing Co., Ltd. .........................        643,814
    17,000  Fuji Photo Film Co. ..............................        733,381
    37,000  Hitachi, Ltd. (d) ................................        363,443
    15,000  Honda Motor Co. ..................................        659,129
    84,800  JGC Corp. ........................................        707,177
    12,500  Kirin Beverage ...................................        265,616
    34,000  Marui Co .........................................        490,738
    13,000  Matsumotokiyoshi Co., Ltd. (d) ...................        501,403
    47,600  Meitec Corp. .....................................      1,591,629
   201,000  Mitsui O.S.K. Lines, Ltd. ........................        589,897
    18,000  NEC Corp. ........................................        243,204
     4,600  Nintendo Co. .....................................        837,302
   162,000  Nishimatsu Construction Co., Ltd. (d) ............        626,125
   176,000  Nissan Motor Co., Ltd. ...........................      1,215,107
        56  NTT DoCoMo, Inc. .................................        974,421
     4,700  Orix Corp. .......................................        457,149
    10,000  Pioneer Corp. ....................................        303,905
    22,000  Ricoh Co. ........................................        474,541
    33,000  Shimano, Inc. ....................................        486,360
     4,630  Shohkoh Fund & Co., Ltd. .........................        756,631
    13,100  Sony Corp. .......................................        861,358
    10,000  Takeda Chemical Industries, Ltd. .................        465,079
     7,400  Takefuji Corp. ...................................        672,296
   111,000  Teijin ...........................................        623,935
    24,000  The Nomura Securities Co., Ltd. ..................        459,947
                                                                -------------
                                                                   18,818,983
                                                                -------------
            MEXICO -- 1.6%
    43,200  Fomento Economico
            Mexicano SA de CV (d) ............................      1,849,392
    15,000  Grupo Aeroportuario
            del Sureste SA de CV (c) .........................        280,500
    22,000  Grupo Televisa SA de CV (ADR) ....................        880,220
    87,000  Kimberly-Clark de
            Mexico, SA de CV .................................        257,589
                                                                -------------
                                                                    3,267,701
                                                                -------------
            NETHERLANDS-- 4.4%
    17,600  ASM Lithography Holding NV (c) ...................        394,240
    34,778  Fortis NV ........................................        846,453
    14,350  Heineken NV (c)(d) ...............................        579,224
    45,600  Holdingmaatschappij
            De Telegraaf NV ..................................        811,518
    85,000  Hunter Douglas NV (d) ............................      2,384,300
    12,800  ING Groep NV .....................................        837,416
    21,700  Koninklijke Ahold NV .............................        680,417
    12,310  Royal Dutch Petroleum Co. (c) ....................        709,175
    12,000  Vedior NV (c) ....................................        108,813
    12,700  VNU NV ...........................................        430,504
    40,600  Wolters Kluwer NV ................................      1,092,405
                                                                -------------
                                                                    8,874,465
                                                                -------------
            PANAMA-- 0.7%
    36,400  Banco Latinoamericano de
            Exportaciones SA, Class E ........................      1,338,428
                                                                -------------
            PORTUGAL-- 0.4%
    97,641  Portugal Telecom, SGPS, SA .......................        681,826
                                                                -------------
            SINGAPORE-- 0.4%
    86,572  Datacraft Asia, Ltd. .............................        353,214
    60,616  United Overseas Bank, Ltd. .......................        382,593
                                                                -------------
                                                                      735,807
                                                                -------------
            SOUTH AFRICA-- 0.2%
   100,100  Standard Bank Investment Corp., Ltd. (c) .........        436,385
                                                                -------------
            SOUTH KOREA-- 2.3%
    12,520  Dongah Tire Industry Co. .........................        268,114
    20,000  Kookmin Bank (c) .................................        268,358
    25,180  Kumkang Koren Chemical Co., Ltd. .................      1,430,836
     7,400  Lotte Chilsung Beverage Co. ......................      1,086,813
     1,500  Lotte Confectionery Co., Ltd. ....................        202,999
     4,820  Samsung Electronics ..............................        711,603
     9,120  Samsung Securities Co., Ltd. .....................        259,469
     3,400  SK Telecomm Co., Ltd. ............................        500,654
                                                                -------------
                                                                    4,728,846
                                                                -------------
            SPAIN-- 1.4%
    33,700  Endesa SA ........................................        538,053
    34,400  Grupo Auxiliar
            Metalurgico, SA (Gamesa) .........................        731,722
    37,600  Grupo Ferrovial, SA ..............................        621,987
    23,000  Inditex ..........................................        367,412
    45,495  Telefonica SA (ADR) ..............................        561,357
                                                                -------------
                                                                    2,820,531
                                                                -------------
            SWEDEN-- 1.8%
    48,000  Autoliv, Inc. (c) ................................        825,531
   257,000  Gambro ...........................................      1,571,829
   107,500  SSAB Svenskt Stal AB .............................        929,366
    20,000  Svenska Handelsbanken AB .........................        286,030
                                                                -------------
                                                                    3,612,756
                                                                -------------
            SWITZERLAND-- 2.0%
     6,280  Adecco SA ........................................        295,735
     6,600  Givaudan AG ......................................      1,831,394
     3,000  Nestle SA ........................................        637,907
     1,220  Synthes-Stratec, Inc. ............................        749,045
     4,100  UBS AG ...........................................        587,678
                                                                -------------
                                                                    4,101,759
                                                                -------------
            UNITED KINGDOM-- 13.1%
   128,900  Allied Domecq PLC ................................        804,631
    20,800  Anglo American PLC ...............................        311,967
   118,300  Billiton PLC .....................................        590,187
    89,100  BP Amoco .........................................        733,428
   165,100  British Telecom PLC ..............................      1,039,321
    87,100  Capita Group PLC .................................        567,316
   109,900  Compass Group ....................................        880,654
   142,000  Cordiant Communications Group PLC ................        365,961
   365,500  Diageo PLC .......................................      4,014,922
    68,700  Energis ..........................................        182,616
 1,442,000  Enodis PLC .......................................      2,873,538
    97,865  FKI PLC ..........................................        375,568
    27,300  Glaxosmithkline ..................................        768,932
   316,000  IMI PLC ..........................................        995,738
   109,800  Matalan ..........................................        766,971
   276,000  Michael Page International .......................        568,694
   112,000  Morgan Crucible Co., PLC .........................        504,735
    29,470  Pearson PLC ......................................        486,410
   519,000  Rolls-Royce PLC ..................................      1,662,815
    49,300  Royal Bank of Scotland Group PLC .................      1,087,955
    95,500  Shire Pharmaceuticals Group PLC (c)(d) ...........      1,740,335
 1,516,000  Somerfield PLC ...................................      2,807,502
    58,300  Standard Chartered PLC (c) .......................        747,966
   207,800  Tesco ............................................        750,634
   472,709  Vodafone Group PLC ...............................      1,048,503
                                                                -------------
                                                                   26,677,299
                                                                -------------
            UNITED STATES-- 32.2%
     8,400  Amdocs, Ltd. (c) .................................        452,340
    20,000  American Greetings Corp. .........................        220,000
     5,700  Amgen, Inc. (c) ..................................        351,690
    12,400  AOL Time Warner, Inc. (c) ........................        657,200
    67,000  Apogent Technologies, Inc. (c) ...................      1,648,200
     8,300  Applied Materials, Inc. (c) ......................        424,960
    76,000  AT&T Corp. .......................................      1,672,000
    10,000  Bank of New York Co., Inc. .......................        480,000
     2,800  Best Buy Company, Inc. (c) .......................        177,856
    55,000  Black & Decker Corp. .............................      2,170,300
    12,900  BMC Software, Inc. (c) ...........................        290,766
   110,000  Brunswick Corp. ..................................      2,643,300
    20,000  Burlington Resources, Inc. .......................        799,000
    15,100  Cadence Design Systems, Inc. (c) .................        281,313
     3,600  Calpine Corp. (c) ................................        136,080
    26,400  Capstone Turbine Corp. (c) .......................        580,800
    21,500  Cisco Systems, Inc. (c) ..........................        416,025
    10,900  Citigroup, Inc. ..................................        575,956
    39,000  Conoco, Inc. .....................................      1,099,800
    50,000  Cooper Industries, Inc. ..........................      1,979,500
    30,000  CVS Corp. ........................................      1,158,000
    12,000  Eaton Corp. ......................................        841,200
     6,600  Enron Corp. ......................................        323,400
    59,000  Equifax, Inc. ....................................      2,164,120
     8,000  Estee Lauder Companies, Inc. .....................        344,800
     6,400  Extreme Networks, Inc. (c) .......................        183,360
    50,000  Ford Motor Co. ...................................      1,227,500
    70,000  Fortune Brands, Inc. .............................      2,685,200
     7,300  Freddie Mac ......................................        511,000
     9,500  Gannett Co. ......................................        626,050
    22,000  Gap, Inc. ........................................        638,000
     8,900  General Electric Co. .............................        433,875
    54,000  General Motors Corp., Class H (c) ................      1,093,500
    52,000  H & R Block, Inc. ................................      3,356,600
    40,000  H.J. Heinz Co. ...................................      1,635,600
    15,600  Intel Corp. ......................................        472,056
     3,500  International Business Machines Corp. ............        395,500
     3,200  Johnson & Johnson, Inc. ..........................        160,000
    40,400  Knight-Ridder, Inc. ..............................      2,395,720
     9,400  Kraft Foods Inc. (c) .............................        291,400
     1,600  Lehman Brothers Holdings, Inc. ...................        124,400
    80,000  Masco Corp. ......................................      1,996,800
    85,000  Mattel, Inc. .....................................      1,608,200
    47,200  McLeodUSA, Inc. (c) ..............................        207,208
     8,000  Microsoft Corp. (c) ..............................        574,480
     8,800  Mirant Corp. (c) .................................        302,720
    55,000  Moody's Corp. ....................................      1,842,500
    63,000  Motorola, Inc. ...................................      1,043,280
    55,000  Newell Rubbermaid, Inc. ..........................      1,380,500
    13,700  Pfizer, Inc. .....................................        548,685
     2,800  Providian Financial Corp. ........................        165,760
     8,800  Qwest Communications International, Inc. (c) .....        280,456
     5,500  Reliant Resources, Inc. (c) ......................        135,850
     7,300  Safeway, Inc. (c) ................................        350,400
    69,000  Sara Lee Corp. ...................................      1,306,860
     8,100  SBC Communications, Inc. .........................        324,486
    65,000  Sprint Corp. .....................................      1,388,400
     4,200  Teradyne, Inc. (c) ...............................        139,020
   120,000  The Dial Corp. ...................................      1,710,000
    84,000  The Kroger Co. (c) ...............................      2,100,000
    31,000  The New Dun and Bradstreet Corp. (c) .............        874,200
    67,000  Tricon Global Restaurants, Inc. (c) ..............      2,941,300
    31,500  TXU Corp. ........................................      1,517,985
    39,000  US Bancorp .......................................        888,810
    61,500  Washington Mutual, Inc. ..........................      2,309,325
     5,100  Wells Fargo & Co. ................................        236,793
   146,000  Xerox Corp. ......................................      1,397,220
                                                                -------------
                                                                   65,689,605
                                                                -------------
            Total Common Stock
            (Identified Cost $187,988,719)                        196,624,793
                                                                -------------

SHORT TERM INVESTMENTS-- 4.2%
$2,493,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $2,493,571 on 7/02/2001,
            collateralized by $2,160,000 U.S. Treasury Bond,
            7.500%, due 11/15/2016 valued at $2,548,022 ......  $   2,493,000
                                                                -------------
   783,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 2.75% to be
            repurchased at $783,179 on 7/02/2001,
            collateralized by $680,000 U.S. Treasury Bond,
            7.500%, due 11/15/2016 valued at $802,155 ........        783,000
                                                                -------------
   261,000  Repurchase Agreement with State Street Bank
            and Trust Co. dated 6/29/2001 at 3.85% to be
            repurchased at $261,084 on 7/02/2001,
            collateralized by $250,000 U.S.
            Treasury Bond, 6.125%, due 8/15/2007
            valued at $268,438 ...............................        261,000
                                                                -------------
 5,148,000  Repurchase Agreement with State Street Bank and
            Trust Co. dated 6/29/2001 at 3.85% to be
            repurchased at $5,149,652 on 7/02/2001,
            collateralized by $4,455,000 U.S.
            Treasury Bond, 7.500%, due 11/15/2016
            valued at $5,255,296 .............................      5,148,000
                                                                -------------
                Total Short Term Investments
                (Identified Cost $8,685,000)                        8,685,000
                                                                -------------
                Total Investments-- 100.6%
                (Identified Cost $196,673,719)                    205,309,793
                Other assets less liabilities                      (1,282,066)
                                                                -------------
                Total Net Assets-- 100%                         $  04,027,727
                                                                =============

(a) See note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2001 the net unrealized appreciation on
    investments based on cost of $196,673,719 for federal
    income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over
    tax cost .................................................   $ 21,793,844
    Aggregate gross unrealized depreciation for all
    investments in which there is an  excess of tax cost over
    value ....................................................    (13,157,770)
                                                                -------------
    Net unrealized appreciation                                 $   8,636,074
                                                                =============

(c)  Non-income producing security.
(d)  All or a portion of this security was on loan to brokers at June 30, 2001.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,042,393 or 0.5% of net assets.
ADR/GDR   An American Depositary Receipt (ADR) or Global Depositary Receipt
          (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Holdings at June 30, 2001
----------------------------------
        Consumer Goods & Services       8.6%
        Food & Beverages                7.8%
        Financial Services              5.5%
        Manufacturing-Diversified       5.3%
        Bank & Thrifts                  5.3%
        Health Care-Drugs               4.8%
        Retail                          4.3%
        Automotive                      3.6%
        Telecommunications              3.5%
        Oil-Major Integrated            3.0%
        Banks                           2.6%
        Communications Services         2.3%
        Publishing                      2.3%
        Building & Related              2.2%
        Other, less than 2.0% each     44.2%

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 2001
(Unaudited)

                                                                STAR VALUE     STAR SMALL CAP    STAR ADVISERS   STAR WORLDWIDE
                                                                   FUND            FUND              FUND             FUND
                                                               -------------    -------------    -------------    -------------
ASSETS
  Investments at cost ......................................   $ 177,664,812    $ 191,680,298    $1,074,832,617   $ 196,673,719
  Net unrealized appreciation (depreciation) ...............      31,975,641       10,416,834      104,931,818        8,636,074
                                                               -------------    -------------    -------------    -------------
          Investments at value .............................     209,640,453      202,097,132    1,179,764,435      205,309,793
  Cash .....................................................          24,702             --              1,321             --
  Foreign cash at value (identified cost $1,039,864) .......            --               --               --          1,026,591
  Investments held as collateral for loaned securities .....            --          9,193,095       10,636,967       10,572,736
  Receivable for Fund shares sold ..........................         102,790          249,723          309,519           24,213
  Receivable for securities sold ...........................         523,484        5,013,585        6,739,276        1,471,736
  Dividends and interest receivable ........................         118,084           39,814          896,547          329,109
  Tax reclaims receivable ..................................            --               --              5,367          111,798
  Securities lending income receivable .....................            --             32,083          268,787          213,889
  Unamortized organization expense .........................            --              3,760             --               --
                                                               -------------    -------------    -------------    -------------
                TOTAL ASSETS ...............................     210,409,513      216,629,192    1,198,622,219      219,059,865
                                                               -------------    -------------    -------------    -------------
LIABILITIES
  Collateral on securities loaned, at value ................            --          9,193,095       10,636,967       10,572,736
  Payable for securities purchased .........................         940,844        3,191,761       14,873,835        2,355,434
  Payable for Fund shares redeemed .........................         530,637          708,404        2,586,191          654,704
  Payable to custodian bank ................................            --            515,634             --            985,361
  Withholding taxes payable ................................            --                 24            1,532           19,823
  Management fees payable ..................................         129,691          170,779        1,008,669          178,449
  Deferred Trustees' fees ..................................          95,711           40,283          149,345           35,456
  Transfer agent fees payable ..............................          64,510           79,540          345,456           76,365
  Accounting and administrative fees payable ...............           7,773            7,286           43,318            7,613
  Other accounts payable and accrued expenses ..............          63,663           99,626          169,385          146,197
                                                               -------------    -------------    -------------    -------------
    TOTAL LIABILITIES ......................................       1,832,829       14,006,432       29,814,698       15,032,138
                                                               -------------    -------------    -------------    -------------
NET ASSETS .................................................   $ 208,576,684    $ 202,622,760    $1,168,807,521   $ 204,027,727
                                                               =============    =============    =============    =============
NET ASSETS CONSIST OF:
  Paid in capital ..........................................   $ 184,486,318    $ 219,431,755    $1,305,554,200   $ 214,699,576
  Undistributed (overdistributed) net investment
    income (loss) ..........................................        (485,466)      (1,751,003)      (4,985,761)       1,006,639
  Accumulated net realized gain (loss) on investments ......      (7,399,809)     (25,474,826)    (236,691,827)     (20,306,197)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions ..........      31,975,641       10,416,834      104,930,909        8,627,709
                                                               -------------    -------------    -------------    -------------
NET ASSETS .................................................   $ 208,576,684    $ 202,622,760    $1,168,807,521   $ 204,027,727
                                                               =============    =============    =============    =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A SHARES:
          Net assets .......................................   $ 148,909,484    $  81,156,435    $ 442,529,483    $  87,032,280
                                                               =============    =============    =============    =============
          Shares of beneficial interest ....................      18,854,660        5,144,968       26,772,767        6,373,294
                                                               =============    =============    =============    =============
          Net asset value and redemption price per share ...   $        7.90    $       15.77    $       16.53    $       13.66
                                                               =============    =============    =============    =============
          Offering price per share .........................   $        8.38    $       16.73    $       17.54    $       14.49
                                                               =============    =============    =============    =============
  CLASS B SHARES: (redemption price is equal to net
           asset value less any applicable contingent
           deferred sales charges)
          Net assets .......................................   $  47,341,166    $  95,376,777    $ 562,134,757    $  97,445,113
                                                               =============    =============    =============    =============
          Shares of beneficial interest ....................       6,334,310        6,319,145       36,793,663        7,520,002
                                                               =============    =============    =============    =============
          Net asset value and offering price per share .....   $        7.47    $       15.09    $       15.28    $       12.96
                                                               =============    =============    =============    =============
  CLASS C SHARES: (redemption price is equal to net
           asset value less any applicable contingent
           deferred sales charges)
          Net assets .......................................   $   2,849,345    $  26,089,548    $ 101,039,031    $  19,550,334
                                                               =============    =============    =============    =============
          Shares of beneficial interest ....................         381,254        1,728,382        6,606,530        1,507,466
                                                               =============    =============    =============    =============
          Net asset value per share ........................   $        7.47    $       15.09    $       15.29    $       12.97
                                                               =============    =============    =============    =============
          Offering price per share .........................   $        7.55    $       15.24    $       15.44    $       13.10
                                                               =============    =============    =============    =============
  CLASS Y SHARES:
          Net assets .......................................   $   9,476,689    $        --      $  63,104,250    $        --
                                                               =============    =============    =============    =============
          Shares of beneficial interest ....................       1,195,014             --          3,690,847             --
                                                               =============    =============    =============    =============
          Net asset value, offering and redemption price
             per share .....................................   $        7.93    $        --      $       17.10    $        --
                                                               =============    =============    =============    =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001
(Unaudited)

                                                                STAR VALUE     STAR SMALL CAP    STAR ADVISERS   STAR WORLDWIDE
                                                                   FUND            FUND              FUND             FUND
                                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividends ................................................   $   1,220,933    $     301,191    $   5,808,631    $   2,418,253
  Interest .................................................         126,709          214,482        1,903,127          147,181
  Securities lending income ................................            --            208,750        1,768,111        1,391,667
  Less net foreign taxes withheld ..........................          (2,483)            (195)          (1,960)        (234,446)
                                                               -------------    -------------    -------------    -------------
                                                                   1,345,159          724,228        9,477,909        3,722,655
                                                               -------------    -------------    -------------    -------------
  Expenses
          Management fees ..................................         780,627        1,057,663        6,362,238        1,134,370
          Service fees - Class A ...........................         188,375          100,910          584,215          114,534
          Service and distribution fees - Class  B .........         230,107          475,583        2,916,664          515,469
          Service and distribution fees - Class C ..........          14,225          128,075          536,210          106,746
          Trustees' fees and expenses ......................           8,825            8,512           60,710            8,905
          Accounting and administrative ....................          45,256           43,543          264,405           46,723
          Custodian ........................................         100,877          154,095          218,481          247,398
          Transfer agent - Class A, Class B, Class C .......         337,182          392,584        1,919,771          405,011
          Transfer agent - Class Y .........................           4,658             --             32,456             --
          Audit and tax services ...........................          14,309           20,172           22,831           21,044
          Legal ............................................           6,766            4,684           46,805            8,603
          Printing .........................................          33,341           34,955          189,259           43,787
          Registration .....................................          19,549           12,945            1,851           15,170
          Amortization of organization expenses ............            --              4,416             --               --
          Miscellaneous ....................................           8,833           11,416           55,367           11,422
                                                               -------------    -------------    -------------    -------------
  Total expenses before reductions .........................       1,792,930        2,449,553       13,211,263        2,679,182
          Less reductions ..................................         (12,701)          (8,719)        (155,673)         (14,848)
                                                               -------------    -------------    -------------    -------------
  Net expenses .............................................       1,780,229        2,440,834       13,055,590        2,664,334
                                                               -------------    -------------    -------------    -------------
  Net investment income (loss) .............................        (435,070)      (1,716,606)      (3,577,681)       1,058,321
                                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS
  Realized gain (loss) on:
          Investments - net ................................       6,383,084      (12,462,447)    (127,254,878)     (11,085,102)
          Forward currency contracts - net .................            --               --         (2,812,027)          (8,769)
          Foreign currency transactions - net ..............            --               --         (1,393,980)        (162,108)
  Change in unrealized appreciation (depreciation) of:
          Investments - net ................................       2,216,129        2,613,219       49,781,415       (1,613,273)
          Forward currency contracts - net .................            --          2,225,003           16,881
          Foreign currency transactions - net ..............            --               --               (476)         (22,917)
                                                               -------------    -------------    -------------    -------------
  Net realized and unrealized gain (loss) on
     investments, forward currency contracts and
     foreign currency transactions .........................       8,599,213       (9,849,228)     (79,454,943)     (12,875,288)
                                                               -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................   $   8,164,143    $ (11,565,834)   $ (83,032,624)   $ (11,816,967)
                                                               =============    =============    =============    =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001
(Unaudited)

                                                                         STAR VALUE                     STAR SMALL CAP
                                                                            FUND                              FUND
                                                               ------------------------------    ------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                  ENDED                             ENDED
                                                                 JUNE 30,         YEAR ENDED       JUNE 30,         YEAR ENDED
                                                                   2001          DECEMBER 31,        2001          DECEMBER 31,
                                                                (UNAUDITED)         2000          (UNAUDITED)         2000
                                                               -------------    -------------    -------------    -------------
FROM OPERATIONS:
  Net investment income (loss) .............................   $    (435,070)   $     (85,400)   $  (1,716,606)   $  (4,124,252)
  Net realized gain (loss) on investments, forward
    currency contracts and foreign currency transactions ...       6,383,084       (8,446,134)     (12,462,447)      22,602,507
  Net change in unrealized appreciation (depreciation)
   of investments, forward currency contracts and
   foreign currency transactions ...........................       2,216,129        8,942,292        2,613,219      (55,774,762)
                                                               -------------    -------------    -------------    -------------
  Increase (decrease) in net assets resulting
   from operations .........................................       8,164,143          410,758      (11,565,834)     (37,296,507)
                                                               -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
          Class A ..........................................            --            (19,976)            --               --
          Class B ..........................................            --             (5,633)            --               --
          Class C ..........................................            --               (317)            --               --
          Class Y ..........................................            --             (1,092)            --               --
  Net realized gain on investments
          Class A ..........................................            --               --               --        (16,889,157)
          Class B ..........................................            --               --               --        (20,755,405)
          Class C ..........................................            --               --               --         (5,518,272)
          Class Y ..........................................            --               --               --               --
  In excess of net realized gain on investments
          Class A ..........................................            --               --               --         (2,952,150)
          Class B ..........................................            --               --               --         (3,627,954)
          Class C ..........................................            --               --               --           (964,570)
          Class Y ..........................................            --               --               --               --
                                                               -------------    -------------    -------------    -------------
                                                                        --            (27,018)            --        (50,707,508)
                                                               -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ..................     (10,758,176)     (79,053,138)     (10,697,768)     100,109,343
                                                               -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets ..................      (2,594,033)     (78,669,398)     (22,263,602)      12,105,328
NET ASSETS
  Beginning of the period ..................................     211,170,717      289,840,115      224,886,362      212,781,034
                                                               -------------    -------------    -------------    -------------
  End of the period ........................................   $ 208,576,684    $ 211,170,717    $ 202,622,760    $ 224,886,362
                                                               =============    =============    =============    =============



UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME (LOSS) ............................................   $    (485,466)   $     (50,396)   $  (1,751,003)   $     (34,397)
                                                               =============    =============    =============    =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------

                                                                       STAR ADVISERS                    STAR WORLDWIDE
                                                                            FUND                              FUND
                                                               ------------------------------    ------------------------------
                                                                SIX MONTHS                       SIX MONTHS
                                                                  ENDED                             ENDED
                                                                 JUNE 30,         YEAR ENDED       JUNE 30,         YEAR ENDED
                                                                   2001          DECEMBER 31,        2001          DECEMBER 31,
                                                                (UNAUDITED)         2000          (UNAUDITED)         2000
                                                               -------------    -------------    -------------    -------------
FROM OPERATIONS:
  Net investment income (loss) .............................   $  (3,577,681)   $ (10,485,924)   $   1,058,321    $  (1,539,521)
  Net realized gain (loss) on investments, forward
   currency contracts and foreign currency transactions ....    (131,460,885)      21,100,776      (11,255,979)      26,740,967
  Net change in unrealized appreciation (depreciation)
   of investments, forward currency contracts and
   foreign currency transactions ...........................      52,005,942     (304,099,318)      (1,619,309)     (61,085,877)
                                                               -------------    -------------    -------------    -------------
  Increase (decrease) in net assets resulting
   from operations .........................................     (83,032,624)    (293,484,466)     (11,816,967)     (35,884,431)
                                                               -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
          Class A ..........................................            --               --               --               --
          Class B ..........................................            --               --               --               --
          Class C ..........................................            --               --               --               --
          Class Y ..........................................            --               --               --               --
  Net realized gain on investments
          Class A ..........................................        (191,758)     (48,970,279)        (473,120)     (16,575,111)
          Class B ..........................................        (262,839)     (64,321,093)        (567,426)     (19,068,510)
          Class C ..........................................         (47,582)     (12,163,801)        (114,871)      (4,075,550)
          Class Y ..........................................         (26,139)      (6,493,598)            --               --
  In excess of net realized gain on investments
          Class A ..........................................            --        (33,196,895)            --         (2,523,066)
          Class B ..........................................            --        (43,603,195)            --         (2,902,612)
          Class C ..........................................            --         (8,245,826)            --           (620,381)
          Class Y ..........................................            --         (4,402,002)            --               --
                                                               -------------    -------------    -------------    -------------
                                                                    (528,318)    (221,396,689)      (1,155,417)     (45,765,230)
                                                               -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ..................    (114,449,302)     304,883,507      (23,905,880)      26,099,328
                                                               -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets ..................    (198,010,244)    (209,997,648)     (36,878,264)     (55,550,333)
NET ASSETS
  Beginning of the period ..................................   1,366,817,765    1,576,815,413      240,905,991      296,456,324
                                                               -------------    -------------    -------------    -------------
  End of the period ........................................   $1,168,807,521   $1,366,817,765   $ 204,027,727    $ 240,905,991
                                                               =============    =============    =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME (LOSS) ............................................   $  (4,985,761)   $  (1,408,080)   $   1,006,639    $     (51,682)
                                                               =============    =============    =============    =============

                See accompanying notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period.

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                         ---------------------------------------- ------------------------------------------------------------------
                                                                                                  DISTRI-
                                                                                        DISTRI-   BUTIONS
            NET ASSET                                                        DIVIDENDS   BUTIONS IN EXCESS
             VALUE,         NET         NET REALIZED    TOTAL     DIVIDENDS  IN EXCESS  FROM NET   OF NET
            BEGINNING    INVESTMENT    AND UNREALIZED    FROM      FROM NET    OF NET   REALIZED  REALIZED     RETURN
             OF THE        INCOME      GAIN (LOSS) ON  INVESTMENT INVESTMENT INVESTMENT CAPITAL    CAPITAL       OF       TOTAL
             PERIOD        (LOSS)        INVESTMENTS   OPERATIONS   INCOME     INCOME    GAINS      GAINS      CAPITAL DISTRIBUTIONS
             ------      ----------      -----------   ---------- ---------- ---------- -------   ---------    ------- -------------
STAR VALUE FUND
---------------
 CLASS A
  2001(f)    $ 7.60      $      (0.01)     $ 0.31        $ 0.30      $ --      $ --     $ --        $ --         $ --       $ --
  2000         7.45              0.01        0.14          0.15        0.00(e)   --       --          --           --         --
  1999         9.68              0.03       (0.71)        (0.68)      (0.02)     --      (1.38)      (0.15)        --        (1.55)
  1998        10.14              0.03(d)     0.59          0.62       (0.02)     --      (1.06)       --           --        (1.08)
  1997         9.60              0.03(d)     1.96          1.99       (0.02)     --      (1.43)       --           --        (1.45)
  1996         8.78              0.06        2.12          2.18       (0.06)     --      (1.30)       --           --        (1.36)
 CLASS B
  2001(f)      7.22             (0.04)       0.29          0.25        --        --       --          --           --         --
  2000         7.13             (0.04)       0.13          0.09        0.00(e)   --       --          --           --         --
  1999         9.38             (0.04)      (0.68)        (0.72)       --        --      (1.38)      (0.15)        --        (1.53)
  1998         9.91             (0.05)(d)    0.58          0.53        --        --      (1.06)       --           --        (1.06)
  1997         9.47             (0.05)(d)    1.92          1.87        --        --      (1.43)       --           --        (1.43)
  1996         8.70              0.01        2.07          2.08       (0.01)     --      (1.30)       --           --        (1.31)
 CLASS C
  2001(f)      7.22             (0.04)       0.29          0.25        --        --       --          --           --         --
  2000         7.14             (0.05)       0.13          0.08        0.00(e)   --       --          --           --         --
  1999         9.39             (0.04)      (0.68)        (0.72)       --        --      (1.38)      (0.15)        --        (1.53)
  1998         9.92             (0.05)(d)    0.58          0.53        --        --      (1.06)       --           --        (1.06)
  1997         9.46             (0.05)(d)    1.94          1.89        --        --      (1.43)       --           --        (1.43)
  1996         8.70              0.01        2.06          2.07       (0.01)     --      (1.30)       --           --        (1.31)
 CLASS Y
  2001(f)      7.61              0.01        0.31          0.32        --        --       --          --           --         --
  2000         7.42              0.05        0.14          0.19        0.00(e)   --       --          --           --         --
  1999         9.65              0.06       (0.71)        (0.65)      (0.05)     --      (1.38)      (0.15)        --        (1.58)
  1998        10.10              0.06(d)     0.59          0.65       (0.04)     --      (1.06)       --           --        (1.10)
  1997         9.55              0.06(d)     1.95          2.01       (0.03)     --      (1.43)       --           --        (1.46)
  1996         8.75              0.08        2.10          2.18       (0.08)     --      (1.30)       --           --        (1.38)

STAR SMALL CAP FUND
-------------------
 CLASS A
  2001(f)    $16.51      $      (0.09)     $(0.65)       $(0.74)     $ --      $ --     $ --        $ --         $ --       $ --
  2000        23.42             (0.28)      (2.30)        (2.58)       --        --      (3.69)      (0.64)        --        (4.33)
  1999        15.66             (0.27)      10.22          9.95        --        --      (2.19)       --           --        (2.19)
  1998        15.37             (0.23)       0.54          0.31        --        --      (0.02)       --           --        (0.02)
  1997(g)     12.50             (0.20)       3.55          3.35        --        --      (0.48)       --           --        (0.48)
 CLASS B
  2001(f)     15.86             (0.15)      (0.62)        (0.77)       --        --       --          --           --         --
  2000        22.85             (0.44)      (2.22)        (2.66)       --        --      (3.69)      (0.64)        --        (4.33)
  1999        15.43             (0.39)      10.00          9.61        --        --      (2.19)       --           --        (2.19)
  1998        15.26             (0.33)       0.52          0.19        --        --      (0.02)       --           --        (0.02)
  1997(g)     12.50             (0.30)       3.54          3.24        --        --      (0.48)       --           --        (0.48)
 CLASS C
  2001(f)     15.86             (0.15)      (0.62)        (0.77)       --        --       --          --           --         --
  2000        22.85             (0.44)      (2.22)        (2.66)       --        --      (3.69)      (0.64)        --        (4.33)
  1999        15.43             (0.39)      10.00          9.61        --        --      (2.19)       --           --        (2.19)
  1998        15.26             (0.33)       0.52          0.19        --        --      (0.02)       --           --        (0.02)
  1997(g)     12.50             (0.30)       3.54          3.24        --        --      (0.48)       --           --        (0.48)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) For the six months ended June 30, 2001 (unaudited).
(g) The Star Small Cap Fund commenced operations December 31, 1996.

                                            See accompanying notes to financial statements.

                                                                        RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------------
        NET ASSET                         NET ASSETS,                            EXPENSES
         VALUE,               TOTAL         END OF                             AFTER EXPENSE     NET INVESTMENT      PORTFOLIO
         END OF              RETURN       THE PERIOD           EXPENSES          REDUCTIONS       INCOME (LOSS)       TURNOVER
       THE PERIOD            (%)(a)         (000'S)                (%)(b)          (%)(b)(c)           (b)             RATE (%)
       ----------            -------      -----------          --------        -------- ----     --------------      ----------
         $ 7.90               4.0         $ 148,909                 1.56            1.55                (0.26)              41
           7.60               2.0           154,179                 1.62            1.59                 0.10              129
           7.45              (6.9)          216,740                 1.33            1.33                 0.32               70
           9.68               7.1           317,902                 1.26            1.26                 0.29               75
          10.14              21.0           348,988                 1.25            1.25                 0.28               55
           9.60              26.3           297,581                 1.31            1.31                 0.78               64

           7.47               3.5            47,341                 2.31            2.30                (1.01)              41
           7.22               1.3            45,364                 2.37            2.34                (0.65)             129
           7.13              (7.6)           59,497                 2.08            2.08                (0.43)              70
           9.38               6.3            86,243                 2.01            2.01                (0.46)              75
           9.91              20.0            80,008                 2.00            2.00                (0.47)              55
           9.47              25.4            48,210                 2.06            2.06                 0.03               64

           7.47               3.5             2,849                 2.31            2.30                (1.01)              41
           7.22               1.1             2,496                 2.40            2.37                (0.68)             129
           7.14              (7.6)            3,398                 2.08            2.08                (0.43)              70
           9.39               6.3             6,445                 2.01            2.01                (0.46)              75
           9.92              20.2             6,527                 2.00            2.00                (0.47)              55
           9.46              25.2             3,735                 2.06            2.06                 0.03               64

           7.93               4.2             9,477                 1.08            1.07                 0.22               41
           7.61               2.6             9,132                 1.09            1.06                 0.63              129
           7.42              (6.7)           10,205                 1.08            1.08                 0.57               70
           9.65               7.4            17,789                 1.01            1.01                 0.54               75
          10.10              21.3            24,164                 1.00            1.00                 0.53               55
           9.55              26.4            12,716                 1.06            1.06                 1.03               64



         $15.77              (4.5)        $  81,156                 1.98            1.97                (1.25)              90
          16.51             (12.2)           89,714                 1.88            1.88                (1.19)             216
          23.42              65.4            84,725                 2.06            2.06                (1.54)             263
          15.66               2.1            56,161                 2.07            2.07                (1.52)             182
          15.37              27.0            52,066                 2.20            2.20                (1.44)             140

          15.09              (4.9)           95,377                 2.73            2.72                (1.99)              90
          15.86             (12.9)          107,083                 2.63            2.63                (1.94)             216
          22.85              64.1           102,029                 2.81            2.81                (2.29)             263
          15.43               1.3            61,409                 2.82            2.82                (2.27)             182
          15.26              26.1            52,616                 2.95            2.95                (2.19)             140

          15.09              (4.9)           26,090                 2.73            2.72                (1.99)              90
          15.86             (12.9)           28,090                 2.63            2.63                (1.94)             216
          22.85              64.1            26,027                 2.81            2.81                (2.29)             263
          15.43               1.3            15,412                 2.82            2.82                (2.27)             182
          15.26              26.1            13,970                 2.95            2.95                (2.19)             140


                See accompanying notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period.

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                         ---------------------------------------- ------------------------------------------------------------------
                                                                                                  DISTRI-
                                                                                        DISTRI-   BUTIONS      DISTRI-
            NET ASSET                                                        DIVIDENDS   BUTIONS IN EXCESS     BUTIONS
             VALUE,         NET         NET REALIZED    TOTAL     DIVIDENDS  IN EXCESS  FROM NET   OF NET       FROM
            BEGINNING    INVESTMENT    AND UNREALIZED    FROM      FROM NET    OF NET   REALIZED  REALIZED      PAID
             OF THE        INCOME      GAIN (LOSS) ON  INVESTMENT INVESTMENT INVESTMENT CAPITAL    CAPITAL       IN       TOTAL
             PERIOD      (LOSS)(d)       INVESTMENTS   OPERATIONS   INCOME     INCOME    GAINS      GAINS      CAPITAL DISTRIBUTIONS
             ------      ----------      -----------   ---------- ---------- ---------- -------   ---------    ------- -------------
STAR ADVISERS FUND
------------------
                                                                                                                            Class A
  2001(f)    $17.55      $      (0.02)     $(0.99)       $(1.01)     $ --      $ --     $(0.01)     $ --         $ --       $(0.01)
  2000        24.50             (0.06)      (3.87)        (3.93)       --        --      (1.80)      (1.22)        --        (3.02)
  1999        20.02             (0.12)       8.91          8.79        --        --      (4.31)       --           --        (4.31)
  1998        18.17             (0.05)       3.28          3.23        --        --      (1.38)       --           --        (1.38)
  1997        18.18             (0.02)       3.62          3.60        --        --      (3.61)       --           --        (3.61)
  1996        16.78             (0.06)       3.17          3.11        --        --      (1.71)       --           --        (1.71)
                                                                                                                            Class B
  2001(f)     16.29             (0.07)      (0.93)        (1.00)       --        --      (0.01)       --           --        (0.01)
  2000        23.14             (0.22)      (3.61)        (3.83)       --        --      (1.80)      (1.22)        --        (3.02)
  1999        19.23             (0.27)       8.49          8.22        --        --      (4.31)       --           --        (4.31)
  1998        17.63             (0.18)       3.16          2.98        --        --      (1.38)       --           --        (1.38)
  1997        17.86             (0.17)       3.55          3.38        --        --      (3.61)       --           --        (3.61)
  1996        16.63             (0.20)       3.14          2.94        --        --      (1.71)       --           --        (1.71)
                                                                                                                            Class C
  2001(f)     16.30             (0.07)      (0.93)        (1.00)       --        --      (0.01)       --           --        (0.01)
  2000        23.16             (0.22)      (3.62)        (3.84)       --        --      (1.80)      (1.22)        --        (3.02)
  1999        19.25             (0.27)       8.49          8.22        --        --      (4.31)       --           --        (4.31)
  1998        17.64             (0.18)       3.17          2.99        --        --      (1.38)       --           --        (1.38)
  1997        17.87             (0.17)       3.55          3.38        --        --      (3.61)       --           --        (3.61)
  1996        16.65             (0.20)       3.13          2.93        --        --      (1.71)       --           --        (1.71)
                                                                                                                            Class Y
  2001(f)     18.13              0.02       (1.04)        (1.02)       --        --      (0.01)       --           --        (0.01)
  2000        25.08              0.03       (3.96)        (3.93)       --        --      (1.80)      (1.22)        --        (3.02)
  1999        20.37             (0.07)       9.09          9.02        --        --      (4.31)       --           --        (4.31)
  1998        18.41              0.00(e)     3.34          3.34        --        --      (1.38)       --           --        (1.38)
  1997        18.33              0.03        3.66          3.69        --        --      (3.61)       --           --        (3.61)
  1996        16.83             (0.02)       3.23          3.21        --        --      (1.71)       --           --        (1.71)

STAR WORLDWIDE FUND
-------------------
CLASS A
  2001(f)    $14.42      $       0.10      $(0.78)       $(0.68)     $ --      $ --     $(0.08)     $ --         $ --       $(0.08)
  2000        19.90             (0.02)      (2.43)        (2.45)       --        --      (2.63)      (0.40)        --        (3.03)
  1999        16.08             (0.07)       5.98          5.91        --        --      (2.09)       --           --        (2.09)
  1998        15.46              0.01        0.61          0.62        --        --       --          --           --         --
  1997        14.40             (0.02)       1.88          1.86        --        --      (0.76)       --          (0.04)     (0.80)
  1996        12.50             (0.03)       2.11          2.08        --        --      (0.18)       --           --        (0.18)
CLASS B
  2001(f)     13.74              0.04       (0.74)        (0.70)       --        --      (0.08)       --           --        (0.08)
  2000        19.26             (0.16)      (2.33)        (2.49)       --        --      (2.63)      (0.40)        --        (3.03)
  1999        15.73             (0.20)       5.82          5.62        --        --      (2.09)       --           --        (2.09)
  1998        15.23             (0.11)       0.61          0.50        --        --       --          --           --         --
  1997        14.30             (0.14)       1.87          1.73        --        --      (0.76)       --          (0.04)     (0.80)
  1996        12.50             (0.12)       2.10          1.98        --        --      (0.18)       --           --        (0.18)
CLASS C
2001(f)       13.75              0.04       (0.74)        (0.70)       --        --      (0.08)       --           --        (0.08)
  2000        19.27             (0.16)      (2.33)        (2.49)       --        --      (2.63)      (0.40)        --        (3.03)
  1999        15.75             (0.21)       5.82          5.61        --        --      (2.09)       --           --        (2.09)
  1998        15.24             (0.11)       0.62          0.51        --        --       --          --           --         --
  1997        14.31             (0.13)       1.86          1.73        --        --      (0.76)       --          (0.04)     (0.80)
  1996        12.50             (0.12)       2.11          1.99        --        --      (0.18)       --           --        (0.18)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) For the six months ended June 30, 2001 (unaudited).

                                            See accompanying notes to financial statements.

                                                                        RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------------
        NET ASSET                         NET ASSETS,                            EXPENSES
         VALUE,               TOTAL         END OF                             AFTER EXPENSE     NET INVESTMENT      PORTFOLIO
         END OF              RETURN       THE PERIOD           EXPENSES          REDUCTIONS       INCOME (LOSS)       TURNOVER
       THE PERIOD            (%)(a)         (000'S)                (%)(b)          (%)(b)(c)           (b)            RATE (%)
       ----------            -------      -----------          --------        -------- ----     --------------      ----------
         $16.53              (5.8)        $ 442,529                 1.76            1.74                (0.19)             114
          17.55             (17.0)          525,479                 1.62            1.60                (0.25)             524
          24.50              46.4           619,184                 1.62            1.62                (0.54)             186
          20.02              19.3           443,165                 1.62            1.62                (0.24)             101
          18.17              20.2           416,938                 1.66            1.66                (0.14)             168
          18.18              19.0           348,573                 1.68            1.68                (0.36)             127

          15.28              (6.2)          562,135                 2.51            2.49                (0.94)             114
          16.29             (17.6)          649,107                 2.37            2.35                (1.00)             524
          23.14              45.4           742,908                 2.37            2.37                (1.29)             186
          19.23              18.4           508,937                 2.37            2.37                (0.99)             101
          17.63              19.3           462,034                 2.41            2.41                (0.89)             168
          17.86              18.1           366,314                 2.43            2.43                (1.11)             127

          15.29              (6.2)          101,039                 2.51            2.48                (0.93)             114
          16.30             (17.6)          118,921                 2.37            2.35                (1.00)             524
          23.16              45.3           139,710                 2.37            2.37                (1.29)             186
          19.25              18.5            97,849                 2.37            2.37                (0.99)             101
          17.64              19.3            94,412                 2.41            2.41                (0.89)             168
          17.87              18.0            80,312                 2.43            2.43                (1.11)             127

          17.10              (5.6)           63,104                 1.28            1.26                 0.27              114
          18.13             (16.6)           73,310                 1.25            1.23                 0.12              524
          25.08              46.8            75,013                 1.37            1.37                (0.29)             186
          20.37              19.6            42,517                 1.37            1.37                 0.01              101
          18.41              20.5            37,006                 1.41            1.41                 0.11              168
          18.33              19.6            18,649                 1.43            1.43                (0.11)             127


         $13.66              (4.8)        $  87,032                 2.05            2.03                 1.41               59
          14.42             (12.2)          102,507                 2.01            2.01                (0.13)             175
          19.90              37.6           126,415                 2.06            2.06                (0.42)              91
          16.08               4.0           106,763                 2.09            2.09                 0.03               84
          15.46              12.7           118,381                 2.07            2.07                (0.12)              80
          14.40              16.7            68,509                 2.58            2.58                (0.21)              57

          12.96              (5.1)           97,445                 2.80            2.79                 0.66               59
          13.74             (12.8)          114,450                 2.76            2.76                (0.88)             175
          19.26              36.6           141,338                 2.81            2.81                (1.17)              91
          15.73               3.3           116,305                 2.84            2.84                (0.72)              84
          15.23              11.9           123,467                 2.82            2.82                (0.87)              80
          14.30              15.9            65,367                 3.33            3.33                (0.96)              57

          12.97              (5.1)           19,550                 2.80            2.78                 0.65               59
          13.75             (12.8)           23,949                 2.76            2.76                (0.88)             175
          19.27              36.5            28,703                 2.81            2.81                (1.17)              91
          15.75               3.3            23,016                 2.84            2.84                (0.72)              84
          15.24              11.8            26,137                 2.82            2.82                (0.87)              80
          14.31              15.9            17,980                 3.33            3.33                (0.96)              57

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001
(Unaudited)

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the Star multi-manager Funds of the Trust, the financial statements of the other Funds of the Trust are presented in separate reports. The following table provides a list of the Funds included in this report.

  CDC Nvest Star Value Fund (the "Star Value Fund"), formerly Nvest Star Value
    Fund
  CDC Nvest Star Small Cap Fund (the "Star Small Cap Fund"), formerly Nvest Star
    Small Cap Fund
  CDC Nvest Star Advisers Fund (the "Star Advisers Fund"), formerly Nvest Star
    Advisers Fund
  CDC Nvest Star Worldwide Fund (the "Star Worldwide Fund"), formerly Nvest Star
    Worldwide Fund

Each Fund offers Class A, Class B, and Class C shares. Star Value Fund and Star Advisers Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America that require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of fiscal periods, resulting from changes in exchange rates.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Star Advisers Fund and Star Worldwide Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, paydowns on mortgage-backed securities, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadvisers are responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred by Star Small Cap Fund in connection with the Fund's organization and initial registration, amounting to $41,674 in the aggregate, are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the period ended June 30, 2001, purchases and sales of securities (excluding short-term investments) were as follows:

        Fund                     Purchases             Sales
        ----                     ---------             -----
Star Value Fund              $   72,951,144        $   86,938,751
Star Small Cap Fund             175,397,609           186,338,348
Star Advisers Fund            1,328,094,541         1,420,020,478
Star Worldwide Fund             124,707,873           148,713,568

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                          Percentage of Average Daily Net Assets
                 --------------------------------------------------------------
                    First         Next          Next         Next        Over
      Fund      $200 million  $300 million  $500 million  $1 billion  $2 billion
      ----      ------------  ------------  ------------  ----------  ----------
Star Value Fund    0.750%        0.700%        0.650%        0.650%     0.650%
Star Small Cap
  Fund             1.050%        1.050%        1.050%        1.050%     1.050%
Star Advisers
  Fund             1.050%        1.050%        1.050%        1.000%     0.950%
Star Worldwide
  Fund             1.050%        1.050%        1.050%        1.050%     1.050%

For the period ended June 30, 2001, the management fees for each Fund were as follows:

                             Management           Percentage of Average
        Fund                    Fee                 Daily Net Assets
        ----                 ----------           ---------------------
Star Value Fund              $  780,627                  0.75%
Star Small Cap Fund           1,057,622                  1.05%
Star Advisers Fund            6,362,238                  1.04%
Star Worldwide Fund           1,134,370                  1.05%

CDC IXIS Advisers has entered into subadvisory agreements for each Fund. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. The subadvisers for each of the Funds at June 30, 2001, were as follows:

Star Value Fund         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
                        Harris Associates, L.P.  ("Harris")
                        Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM")
                        Westpeak Investment Advisors, L.P. ("Westpeak")

Star Small Cap Fund     Loomis, Sayles & Company, L.P.
                        Harris Associates, L.P.
                        Montgomery Asset Management, LLC
                        RS Investment Management, L.P.
Star Advisers Fund      Loomis, Sayles & Company, L.P.
                        Harris Associates, L.P.
                        Kobrick Funds LLC ("Kobrick")
Star Worldwide Fund     Loomis, Sayles & Company, L.P.
                        Harris Associates, L.P.
                        Montgomery Asset Management, LLC

CDC IXIS Advisers, Loomis Sayles, Harris, VNSM, Westpeak and Kobrick are subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds. Loomis Sayles replaced Janus Capital Corporation as subadviser for one segment of Star Advisers Fund effective March 1, 2001.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

        (1) Percentage of Eligible Average Daily Net Assets

               First           Next             Over
             $5 billion      $5 billion      $10 billion
             ----------      ----------      -----------
               0.0350%         0.0325%         0.0300%

        or

        (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the period ended June 30, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                Accounting
                                    And            Percentage of Average
        Fund                  Administrative         Daily Net Assets
        ----                  --------------         ----------------
Star Value Fund                 $ 45,256                 0.043%
Star Small Cap Fund               43,543                 0.043%
Star Advisers Fund               264,405                 0.043%
Star Worldwide Fund               46,723                 0.043%

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

        (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                  First                 Next             Over
              $5.7 billion           $5 billion      $10.7 billion
              ------------           ----------      -------------
                0.184%                  0.180%           0.175%

    Each Class of shares is subject to an annual class minimum of $18,000.

         or

        (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.5 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended June 30, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                            Transfer Agent            Percentage of Average
Fund                             Fee                     Daily Net Assets
----                        --------------            ---------------------
Star Value Fund               $ 261,708                       0.251%
Star Small Cap Fund             240,943                       0.239%
Star Advisers Fund            1,462,148                       0.239%
Star Worldwide Fund             267,897                       0.248%

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended June 30, 2001, the Funds paid the following service and distribution fees:

                                 Service Fee                 Distribution Fee
                     --------------------------------      -------------------
    Fund             Class A       Class B    Class C      Class B     Class C
    ----             -------       -------    -------      -------     -------
Star Value Fund      $188,375     $ 57,527    $  3,556    $  172,580   $ 10,669
Star Small Cap Fund   100,910      118,896      32,019       356,687     96,056
Star Advisers Fund    584,215      729,166     134,053     2,187,498    402,157
Star Worldwide Fund   294,478      325,022      68,809       975,067    206,428

Prior to September 13, 1993 for Star Value Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2000 were $1,651,994.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended June 30, 2001 were as follows:

            Fund
            ----
            Star Value Fund                 $  200,615
            Star Small Cap Fund                281,549
            Star Advisers Fund               1,113,545
            Star Worldwide Fund                242,894

E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Six Months Ended June 30, 2001
(Unaudited)

4. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                   STAR VALUE FUND
                                                                                  -------------------
                                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2001                 DECEMBER 31, 2000
                                                                  ---------------------         --------------------
                                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                                                  ------         ------         ------         ------
CLASS A
-------
  Shares sold                                                    1,245,489    $  9,524,113        2,153,423   $ 15,491,891
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              --              --              2,603         19,471
    Distributions from net realized gain                              --              --               --             --
                                                                ----------    ------------      -----------   ------------
                                                                 1,245,489       9,524,113        2,156,026     15,511,362
  Shares repurchased                                            (2,686,092)    (20,806,605)     (10,954,362)   (78,414,524)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease)                                       (1,440,603)   $(11,282,492)      (8,798,336)  $(62,903,162)
                                                                ----------    ------------      -----------   ------------
CLASS B
-------
  Shares sold                                                      786,033    $  5,722,023        1,069,518   $  7,409,239
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              --              --                754          5,367
    Distributions from net realized gain                              --              --               --             --
                                                                ----------    ------------      -----------   ------------
                                                                   786,033       5,722,023        1,070,272      7,414,606
  Shares repurchased                                              (738,422)     (5,403,304)      (3,129,145)   (21,369,738)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease)                                           47,611    $    318,719       (2,058,873)  $(13,955,132)
                                                                ----------    ------------      -----------   ------------
CLASS C
-------
  Shares sold                                                      108,902    $    797,184           77,518   $    536,780
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              --              --                 42            302
    Distributions from net realized gain                              --              --               --             --
                                                                ----------    ------------      -----------   ------------
                                                                   108,902         797,184           77,560        537,082
  Shares repurchased                                               (73,522)       (547,570)        (207,759)    (1,430,702)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease)                                           35,380    $    249,614         (130,199)  $   (893,620)
                                                                ----------    ------------      -----------   ------------
CLASS Y
-------
  Shares sold                                                      109,095    $    845,769          237,628   $  1,673,635
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              --              --                146          1,092
    Distributions from net realized gain                              --              --               --             --
                                                                ----------    ------------      -----------   ------------
                                                                   109,095         845,769          237,774      1,674,727
  Shares repurchased                                              (114,161)       (889,786)        (413,049)    (2,975,951)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease)                                           (5,066)   $    (44,017)        (175,275)  $ (1,301,224)
                                                                ----------    ------------      -----------   ------------
  Increase (decrease) derived from capital shares transactions (1,362,678)    $(10,758,176)     (11,162,683)  $(79,053,138)
                                                               ===========    ============      ===========   ============

                      STAR SMALL CAP FUND                                            STAR ADVISERS FUND
                      -------------------                                            ------------------
       SIX MONTHS ENDED                   YEAR ENDED                  SIX MONTHS ENDED                    YEAR ENDED
         JUNE 30, 2001                  DECEMBER 31, 2000               JUNE 30, 2001                 DECEMBER 31, 2000
    ----------------------          ---------------------           ---------------------         ---------------------
    SHARES           AMOUNT         SHARES          AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
    ------           ------         ------          ------          ------         ------         ------         ------


     986,554     $ 14,617,799      3,632,351     $ 87,884,595        988,443    $ 16,368,655       5,848,496   $140,076,868

        --               --             --               --             --              --              --             --
        --               --        1,034,597       19,061,808         11,559         185,177       4,048,851     79,578,946
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
     986,554       14,617,799      4,666,948      106,946,403      1,000,002      16,553,832       9,897,347    219,655,814
  (1,276,236)     (18,748,187)    (2,849,940)     (67,561,240)    (4,164,209)    (68,321,712)     (5,237,234)  (120,790,269)
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
    (289,682)    $ (4,130,388)     1,817,008     $ 39,385,163     (3,164,207)   $(51,767,880)      4,660,113   $ 98,865,545
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------



     435,599     $  6,345,153      1,747,478     $ 40,700,957      1,494,236    $ 22,973,177       7,675,309   $170,659,148

        --               --             --               --             --              --              --             --
        --               --        1,270,416       22,548,271         16,751         248,250       5,559,324    101,704,821
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
     435,599        6,345,153      3,017,894       63,249,228      1,510,987      23,221,427      13,234,633    272,363,969
    (868,617)     (12,342,108)      (730,484)     (15,881,202)    (4,576,130)    (69,764,441)     (5,485,076)  (117,316,129)
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
    (433,018)    $ (5,996,955)     2,287,410     $ 47,368,026     (3,065,143)   $(46,543,014)      7,749,557   $155,047,840
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------



     193,182     $  2,918,461        705,111     $ 16,522,872        393,920    $  6,156,378       1,818,026   $ 39,969,726

        --               --             --               --             --              --              --             --
        --               --          290,382        5,172,529          2,733          40,524         962,632     17,673,230
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
     193,182        2,918,461        995,493       21,695,401        396,653       6,196,902       2,780,658     57,642,956
    (236,182)      (3,488,886)      (363,176)      (8,339,247)    (1,084,085)    (16,638,086)     (1,519,450)   (30,956,803)
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
     (43,000)    $   (570,425)       632,317     $ 13,356,154       (687,432)   $(10,441,184)      1,261,208   $ 26,686,153
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------



        --       $       --             --       $       --          254,569    $  4,317,280       1,064,549   $ 26,464,395

        --               --             --               --             --              --              --             --
        --               --             --               --            1,576          26,111         538,191     10,876,770
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
        --               --             --               --          256,145       4,343,391       1,602,740     37,341,165
        --               --             --               --         (609,989)    (10,040,615)       (549,044)   (13,057,196)
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
        --       $       --             --       $       --         (353,844)   $ (5,697,224)      1,053,696   $ 24,283,969
 -----------     ------------    -----------     ------------     ----------    ------------       ---------   ------------
    (765,700)    $(10,697,768)     4,736,735     $100,109,343     (7,270,626)   $(114,449,302)    14,724,574   $304,883,507
 ===========     ============    ===========     ============    ===========    ============     ===========   ============

For the Six Months Ended June 30, 2001
(Unaudited)


                                                                                  STAR WORLDWIDE FUND
                                                                                  -------------------
                                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2001                 DECEMBER 31, 2000
                                                                  ---------------------         --------------------
                                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                                                  ------         ------         ------         ------
Class A
-------
  Shares sold ................................................   1,690,881    $ 23,031,628       11,169,165   $204,236,025
  Shares issued in connection with the reinvestment of:
          Distributions from net realized gain ...............      34,052         461,751        1,248,452     18,555,461
                                                                ----------    ------------      -----------   ------------
                                                                 1,724,933      23,493,379       12,417,617    222,791,486
  Shares repurchased .........................................  (2,460,989)    (33,695,482)     (11,660,151)  (213,733,340)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease) ....................................    (736,056)   $(10,202,103)         757,466   $  9,058,146
                                                                ----------    ------------      -----------   ------------

Class B
-------
  Shares sold ................................................     221,094    $  2,892,913        1,047,575   $ 18,681,009
  Shares issued in connection with the reinvestment of:
          Distributions from net realized gain ...............      41,367         532,388        1,444,753     20,488,058
                                                                ----------    ------------      -----------   ------------
                                                                   262,461       3,425,301        2,492,328     39,169,067
  Shares repurchased .........................................  (1,075,103)    (14,025,247)      (1,497,656)   (25,902,342)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease) ....................................    (812,642)   $(10,599,946)         994,672   $ 13,266,725
                                                                ----------    ------------      -----------   ------------

Class C
-------
  Shares sold ................................................     123,967    $  1,677,431          640,499   $ 11,425,930
  Shares issued in connection with the reinvestment of:
          Distributions from net realized gain ...............       8,589         110,631          317,323      4,514,587
                                                                ----------    ------------      -----------   ------------
                                                                   132,556       1,788,062          957,822     15,940,517
  Shares repurchased .........................................    (367,302)     (4,891,893)        (704,804)   (12,166,060)
                                                                ----------    ------------      -----------   ------------
  Net increase (decrease) ....................................    (234,746)   $ (3,103,831)         253,018   $  3,774,457
                                                                ----------    ------------      -----------   ------------
  Increase (decrease) derived from capital shares transactions  (1,783,444)   $(23,905,880)       2,005,156   $ 26,099,328
                                                                ==========    ============        =========   ============

5. LINE OF CREDIT. Each Fund, along with certain other portfolios that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended June 30, 2001.

6. SECURITY LENDING. The Funds have each entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to third parties and the value of collateral held by the Funds with respect to such loans at June 30, 2001, is as follows:

                            Market Value of             Value of Collateral
      Fund                 Securities on Loan                Received
      ----                 ------------------           -------------------
Star Value Fund                $       --                  $        --
Star Small Cap Fund             8,715,494                    9,193,095
Star Advisers Fund             10,441,131                   10,636,967
Star Worldwide Fund             9,482,859                   10,572,736

7. EXPENSE REDUCTIONS. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the period ended June 30, 2001, expenses were reduced under these agreements as follows:

     Fund
     ----
Star Value Fund                    $ 12,701
Star Small Cap Fund                   8,719
Star Advisers Fund                  155,673
Star Worldwide Fund                  14,848

8. CONCENTRATION OF RISK. Star Worldwide Fund had the following geographic concentrations in excess of 10% of its total net assets at June 30, 2001:
United Kingdom 13.1%, United States 32.2%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

9. SUBSEQUENT EVENT. For Star Advisers Fund, effective July 1, 2001, pursuant to an interim subadvisory agreement, Mercury Advisors replaced Kobrick Funds LLC, pending approval by the Board of Trustees of the new subadvisory agreement in August.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED). At a special shareholders' meeting held on May 18, 2001, shareholders of the CDC Nvest Star Advisers Fund voted for the following proposal:

        Approval of a new subadvisory agreement relating to a segment of the CDC Nvest Star Advisers Fund among CDC Nvest Funds Trust I, on behalf of the Fund, CDC IXIS Asset Management Advisers, L.P. and Loomis, Sayles & Company, L.P.


        Voted For       Voted Against   Abstained Votes         Total Votes
     --------------     -------------   ---------------        --------------
     44,177,697.630      423,227.730     1,108,019.473         45,708,944.833

--------------------------------------------------------------------------------
                                CDC NVEST FUNDS

--------------------------------------------------------------------------------

                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                            CDC Nvest Bullseye Fund
                         CDC Nvest Capital Growth Fund
            CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                             CDC Nvest Growth Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                      CDC Nvest International Equity Fund
                         CDC Nvest Large Cap Value Fund
                  CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                        CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                         CDC Nvest Star Small Cap Fund
                           CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                    CDC Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


--------------------------------------------------------------------------------
                              INVESTMENT MANAGERS

  AEW Management and Advisors                Montgomery Asset Management
   Capital Growth Management                Reich & Tang Asset Management
Harris Associates/Oakmark Funds                RS Investment Management
        Jurika & Voyles               Vaughan, Nelson, Scarborough & McCullough
    Loomis, Sayles & Company                 Westpeak Investment Advisors
        Mercury Advisors

--------------------------------------------------------------------------------

For current fund performance, ask your financial representative, access the CDC Nvest Funds' website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

[Logo] CDC NVEST FUNDS(SM)                                -----------------
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                                                            U.S. POSTAGE
                                                                PAID
                                                             BROCKTON, MA
                                                            PERMIT NO. 770
                                                          -----------------

------------------------
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 Boston, Massachusetts

      02266-8551
------------------------

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